Exhibit 10.69


                        SAKS FIFTH AVENUE

                           PENSION PLAN

                         1998 RESTATEMENT

                TO INCORPORATE AMENDMENTS NO. 1-6


                             CONTENTS

ARTICLE I   Definitions. . . . . . . . . . . . . . . . . . . . . . . 1
     1.1 Accrued Benefit . . . . . . . . . . . . . . . . . . . . . . 1
     1.2 Active Participant. . . . . . . . . . . . . . . . . . . . . 2
     1.3 Actuarial Equivalent or Actuarially Equivalent. . . . . . . 2
     1.4 Actuary . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     1.5 Adjustment Factor . . . . . . . . . . . . . . . . . . . . . 2
     1.6 Affiliated Company. . . . . . . . . . . . . . . . . . . . . 2
     1.7 Annual Addition . . . . . . . . . . . . . . . . . . . . . . 3
     1.8 Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . 3
     1.9 Benefit Commencement Date . . . . . . . . . . . . . . . . . 3
     1.10 Board of Directors . . . . . . . . . . . . . . . . . . . . 4
     1.11 Cash or Deferred Contributions . . . . . . . . . . . . . . 4
     1.12 Code . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     1.13 Company. . . . . . . . . . . . . . . . . . . . . . . . . . 4
     1.14 Compensation . . . . . . . . . . . . . . . . . . . . . . . 4
     1.15 Continued Employee . . . . . . . . . . . . . . . . . . . . 4
     1.16 Credited Service . . . . . . . . . . . . . . . . . . . . . 4
     1.17 Defined Benefit Plan Fraction. . . . . . . . . . . . . . . 5
     1.18 Defined Contribution Plan Fraction . . . . . . . . . . . . 5
     1.19 Determination Date . . . . . . . . . . . . . . . . . . . . 5
     1.20 Earliest Retirement Age. . . . . . . . . . . . . . . . . . 5
     1.21 Early Retirement Date. . . . . . . . . . . . . . . . . . . 6
     1.22 Early Retirement Pension . . . . . . . . . . . . . . . . . 6
     1.23 Effective Date . . . . . . . . . . . . . . . . . . . . . . 6
     1.24 Eligibility Service. . . . . . . . . . . . . . . . . . . . 6
     1.25 Eligible Employee. . . . . . . . . . . . . . . . . . . . . 6
     1.26 Employee . . . . . . . . . . . . . . . . . . . . . . . . . 7
     1.27 ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     1.28 [Deleted]. . . . . . . . . . . . . . . . . . . . . . . . . 7
     1.29 Forfeiture . . . . . . . . . . . . . . . . . . . . . . . . 7
     1.30 Forfeiture Event . . . . . . . . . . . . . . . . . . . . . 7
     1.31 '415' Compensation . . . . . . . . . . . . . . . . . . . . 8
     1.32 '414(s)' Compensation. . . . . . . . . . . . . . . . . . . 8
     1.33 Highly Compensated Employee. . . . . . . . . . . . . . . . 8
     1.34 Hour of Service. . . . . . . . . . . . . . . . . . . . . . 9
     1.35 Inactive Participant . . . . . . . . . . . . . . . . . . . 9
     1.36 Investment Manager . . . . . . . . . . . . . . . . . . . . 9
     1.37 Key Employee . . . . . . . . . . . . . . . . . . . . . . . 9
     1.38 Limitation Year. . . . . . . . . . . . . . . . . . . . . . 9
     1.39 Maternity or Paternity Leave . . . . . . . . . . . . . . . 9
     1.40 Named Fiduciary. . . . . . . . . . . . . . . . . . . . . .10
     1.41 Normal Retirement Age. . . . . . . . . . . . . . . . . . .10
     1.42 Normal Retirement Date . . . . . . . . . . . . . . . . . .10
     1.43 Normal Retirement Pension. . . . . . . . . . . . . . . . .10
     1.44 One-Year Break in Service. . . . . . . . . . . . . . . . .10
     1.45 Participant. . . . . . . . . . . . . . . . . . . . . . . .10
     1.46 Pension. . . . . . . . . . . . . . . . . . . . . . . . . .11
     1.47 Pension Fund Committee . . . . . . . . . . . . . . . . . .11
     1.48 Plan . . . . . . . . . . . . . . . . . . . . . . . . . . .11
     1.49 Plan Administrator . . . . . . . . . . . . . . . . . . . .11
     1.50 Plan Year. . . . . . . . . . . . . . . . . . . . . . . . .11
     1.51 Prior Plan . . . . . . . . . . . . . . . . . . . . . . . .11
     1.52 Prior Plan Benefit . . . . . . . . . . . . . . . . . . . .11
     1.53 Qualified Domestic Relations Order . . . . . . . . . . . .11
     1.54 Retirement . . . . . . . . . . . . . . . . . . . . . . . .11
     1.55 Service. . . . . . . . . . . . . . . . . . . . . . . . . .11
     1.56 Social Security Retirement Age . . . . . . . . . . . . . .12
     1.57 Spouse . . . . . . . . . . . . . . . . . . . . . . . . . .12
     1.58 Top Heavy Year . . . . . . . . . . . . . . . . . . . . . .12
     1.59 Trust Agreement. . . . . . . . . . . . . . . . . . . . . .13
     1.60 Trust Fund . . . . . . . . . . . . . . . . . . . . . . . .13
     1.61 Trustee. . . . . . . . . . . . . . . . . . . . . . . . . .13
     1.62 Valuation Date . . . . . . . . . . . . . . . . . . . . . .13
     1.63 Vesting Service. . . . . . . . . . . . . . . . . . . . . .13
     1.64 Year of Service. . . . . . . . . . . . . . . . . . . . . .13

ARTICLE II   Service . . . . . . . . . . . . . . . . . . . . . . . .13
     2.1 Hour of Service . . . . . . . . . . . . . . . . . . . . . .14
     2.2 Year of Service . . . . . . . . . . . . . . . . . . . . . .14
     2.3 One-Year Break in Service . . . . . . . . . . . . . . . . .14
     2.4 Service . . . . . . . . . . . . . . . . . . . . . . . . . .15
     2.5 Eligibility Service . . . . . . . . . . . . . . . . . . . .16
     2.6 Vesting Service . . . . . . . . . . . . . . . . . . . . . .16
     2.7 Credited Service. . . . . . . . . . . . . . . . . . . . . .16

ARTICLE III   Participation. . . . . . . . . . . . . . . . . . . . .16
     3.1 Commencement of Active Participation. . . . . . . . . . . .16
     3.2 Consent . . . . . . . . . . . . . . . . . . . . . . . . . .17
     3.3 Commencement of Inactive Participation. . . . . . . . . . .17
     3.4 Termination of Participation. . . . . . . . . . . . . . . .17
     3.5 Military Absence under USERRA . . . . . . . . . . . . . . .17

ARTICLE IV   Company Contributions . . . . . . . . . . . . . . . . .17
     4.1 Company Contributions . . . . . . . . . . . . . . . . . . .17
     4.2 Time and Method of Payment of Company
          Contributions. . . . . . . . . . . . . . . . . . . . . . .17
     4.3 Forfeitures . . . . . . . . . . . . . . . . . . . . . . . .18
     4.4 Return of Company Contributions . . . . . . . . . . . . . .18

ARTICLE V   Participant Contributions. . . . . . . . . . . . . . . .19
     5.1 Participant Contributions . . . . . . . . . . . . . . . . .19
     ARTICLE VI   Requirements For Retirement Benefits . . . . . . .19
     6.1 Normal Retirement . . . . . . . . . . . . . . . . . . . . .19
     6.2 Early Retirement. . . . . . . . . . . . . . . . . . . . . .19
     6.3 Late Retirement . . . . . . . . . . . . . . . . . . . . . .19
     6.4 Termination of Employment Prior to Normal
           Retirement Age. . . . . . . . . . . . . . . . . . . . . .20

ARTICLE VII   Amount Of Retirement Benefit . . . . . . . . . . . . .20
     7.1 Normal Retirement Pension . . . . . . . . . . . . . . . . .20
     7.2 Early Retirement Pension. . . . . . . . . . . . . . . . . .23
     7.3 Deferred Vested Pension . . . . . . . . . . . . . . . . . .24
     7.4 Maximum Annual Benefit. . . . . . . . . . . . . . . . . . .24
     7.5 Reemployment After Pension Commencement . . . . . . . . . .28
     7.6 Nonreduction in Benefits on Account of Social
           Security Benefit Increases. . . . . . . . . . . . . . . .28
     7.7 Top Heavy Minimum Benefit . . . . . . . . . . . . . . . . .29
     7.8 Benefits From Other Plans . . . . . . . . . . . . . . . . .30

ARTICLE VIII   Method Of Payment Of Pension. . . . . . . . . . . . .30
     8.1 Normal Form of Pension. . . . . . . . . . . . . . . . . . .30
     8.2 Optional Pension Forms. . . . . . . . . . . . . . . . . . .31
     8.3 Married Participant's Election of Optional
            Pension Form . . . . . . . . . . . . . . . . . . . . . .34
     8.4 Pre-Retirement Surviving Spouse Annuity . . . . . . . . . .36
     8.5 Lump-Sum Cashout Distribution . . . . . . . . . . . . . . .38
     8.6 Special Provisions Applicable to Former
                Participants in the Gimbel Brothers, Inc. Profit
     Sharing Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . .39
     8.7 [Deleted] . . . . . . . . . . . . . . . . . . . . . . . . .41
     8.8 Special Rule for Annuities Distributed to
           Participants. . . . . . . . . . . . . . . . . . . . . . .41
     8.9 Commencement of Participant's Benefits. . . . . . . . . . .41
     8.10 Distributions. . . . . . . . . . . . . . . . . . . . . . .42
     8.11 No Other Death Benefits. . . . . . . . . . . . . . . . . .43
     8.12 Special Retirement Program . . . . . . . . . . . . . . . .43
     8.13 Optional Direct Rollovers. . . . . . . . . . . . . . . . .44

ARTICLE IX   Administration of Plan. . . . . . . . . . . . . . . . .45
     9.1 Appointment of Plan Administrator . . . . . . . . . . . . .45
     9.2 Resignation and Removal of Plan Administrator . . . . . . .45
     9.3 Appointment of Successor. . . . . . . . . . . . . . . . . .45
     9.4 Power and Duties of the Plan Administrator. . . . . . . . .45
     9.5 Delegation of Duties. . . . . . . . . . . . . . . . . . . .46
     9.6 Plan Administrator's Account. . . . . . . . . . . . . . . .46
     9.7 Compensation of Plan Administrator. . . . . . . . . . . . .46
     9.8 Expenses. . . . . . . . . . . . . . . . . . . . . . . . . .47
     9.9 Information Required From Participants. . . . . . . . . . .47
     9.10 Records. . . . . . . . . . . . . . . . . . . . . . . . . .47
     9.11 Reports to Participants. . . . . . . . . . . . . . . . . .47
     9.12 Multiple Fiduciary Capacity. . . . . . . . . . . . . . . .47

ARTICLE X   Pension Fund Committee . . . . . . . . . . . . . . . . .47
     10.1 Appointment of Pension Fund Committee. . . . . . . . . . .47
     10.2 Resignation and Removal of Members . . . . . . . . . . . .48
     10.3 Appointment of Successors. . . . . . . . . . . . . . . . .48
     10.4 Committee Powers . . . . . . . . . . . . . . . . . . . . .48
     10.5 Allocation and Delegation of Duties. . . . . . . . . . . .49
     10.6 Investment Manager . . . . . . . . . . . . . . . . . . . .49
     10.7 Committee Procedure. . . . . . . . . . . . . . . . . . . .49
     10.8 Compensation and Expenses of Committee . . . . . . . . . .50
     10.9 Records. . . . . . . . . . . . . . . . . . . . . . . . . .50
     10.10 Funding Policy. . . . . . . . . . . . . . . . . . . . . .50

ARTICLE XI   Claims. . . . . . . . . . . . . . . . . . . . . . . . .50
     11.1 Claims for Benefits. . . . . . . . . . . . . . . . . . . .50
     11.2 Appeals Procedure. . . . . . . . . . . . . . . . . . . . .51

ARTICLE XII   Amendment and Termination. . . . . . . . . . . . . . .51
     12.1 Amendment. . . . . . . . . . . . . . . . . . . . . . . . .51
     12.2 Termination, Partial Termination, or
            Discontinuance of Accruals . . . . . . . . . . . . . . .51
     12.3 Procedure on Termination . . . . . . . . . . . . . . . . .52
     12.4 Partial Termination. . . . . . . . . . . . . . . . . . . .52
     12.5 Liquidation of Trust Fund. . . . . . . . . . . . . . . . .52
     12.6 Reversion of Residual Amounts. . . . . . . . . . . . . . .54
     12.7 Successor Employer . . . . . . . . . . . . . . . . . . . .55
     12.8 Manner of Distribution . . . . . . . . . . . . . . . . . .55
     12.9 Merger or Consolidation of Plan Assets;
            Mergers into the Plan; Transfers of Plan
            Assets . . . . . . . . . . . . . . . . . . . . . . . . .55

ARTICLE XIII   Restrictions Applicable To Highly Compensated
        Employees. . . . . . . . . . . . . . . . . . . . . . . . . .56
          13.1 Restriction on Benefits of Highly Compensated
            Employees. . . . . . . . . . . . . . . . . . . . . . . .56
     13.2 Restrictions on Distributions to Top 25 Highly
            Compensated Employees. . . . . . . . . . . . . . . . . .56
     13.3 Termination of Restrictions. . . . . . . . . . . . . . . .57

ARTICLE XIV   Miscellaneous Provisions . . . . . . . . . . . . . . .57
     14.1 No Contract of Employment. . . . . . . . . . . . . . . . .57
     14.2 No Liability for Benefits. . . . . . . . . . . . . . . . .57
     14.3 Exclusive Benefit of Trust Fund. . . . . . . . . . . . . .57
     14.4 Nonalienation. . . . . . . . . . . . . . . . . . . . . . .58
     14.5 Trust Assets . . . . . . . . . . . . . . . . . . . . . . .60
     14.6 Responsibility of Fiduciaries. . . . . . . . . . . . . . .60
     14.7 Indemnity by Companies . . . . . . . . . . . . . . . . . .60
     14.8 Address for Notification; Inability to Locate
            Participants or Beneficiaries. . . . . . . . . . . . . .60
     14.9 Payment in Case of Incapacity. . . . . . . . . . . . . . .61
     14.10 Headings. . . . . . . . . . . . . . . . . . . . . . . . .61
     14.11 Applicable Law. . . . . . . . . . . . . . . . . . . . . .61
     14.12 Agent for Service . . . . . . . . . . . . . . . . . . . .61


Appendix A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Appendix B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
Appendix C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4


                        SAKS FIFTH AVENUE
                           PENSION PLAN
                             PREAMBLE

     This instrument sets forth the terms and conditions of the Saks Fifth Avenue Pension Plan (the "Plan") adopted by Saks & Company effective as of July 2, 1990, as thereafter amended and in effect as of the date of the execution of this instrument (the "1998 Restatement"). This 1998 Restatement of the Plan incorporates Amendments No. 1 through No. 6 to the Plan. Such amendments are effective as of the dates set forth in the amendments and instruments setting forth the terms of such amendments. Saks & Company is a New York corporation with offices headquartered in New York, New York.

     The Plan and the trust established under the Trust Agreement to implement the Plan are intended to comply with the provisions of Sections 401(a) and 501(a) of the Code and the requirements of ERISA, and the corresponding provisions of any subsequent laws, and the provisions of the Plan and Trust Agreement shall be construed to effectuate such intention.

                            ARTICLE I
                           Definitions

     For all terms used in this Plan, whether or not defined in this Article I, the masculine gender shall include the feminine and the feminine gender shall include the masculine and the singular shall include the plural and the plural shall include the singular unless the context clearly indicates otherwise. The following terms used in this Plan shall have the meanings set forth in this Article I.

1.1  Accrued Benefit

     "Accrued Benefit" of a Participant means the greater of

               (a) the amount of Pension payable to a Participant in the normal form described in Section 8.1(a) hereof, as computed under Section 7.1 for periods prior to April 1, 1998, as limited by Sections 7.4, 7.5 and 7.8, to which a Participant would be entitled commencing upon his Normal
     Retirement Date, based upon his years of Credited Service and Compensation prior to April 1, 1998 that are taken into account as of the date as of which his Accrued Benefit is determined, or

               (b) the amount of Pension payable to a Participant in the normal form described in Section 8.1(a) hereof that is the Actuarial Equivalent (determined using the interest and mortality factors set forth in Section 1.03 of Appendix A) of the Participant's Cash Balance Account, as computed under
     Section 7.1(b), as limited by Sections 7.4, 7.5 and 7.8, to which a Participant would be entitled commencing upon his Normal Retirement Date, based upon such Participant's opening account balance, if applicable, and Benefit Credits and Interest Credits allocated to his Cash Balance Account for each Plan Year commencing on and after January 1, 1998, which are taken into account as of the date as of which his Accrued Benefit is determined.

Notwithstanding the above, a Participant's Accrued Benefit derived from Company contributions shall not be less than the minimum Accrued Benefit, if any, provided pursuant to the top-heavy rules contained in Section 7.7. The value of a Participants Accrued Benefit as of the first day of any Plan Year shall not be less than the value of his Accrued Benefit as of the first day of any prior Plan Year.

1.2  Active Participant

     "Active Participant" means a person who has commenced, and remains in, active participation in the Plan pursuant to
Article III.

1.3  Actuarial Equivalent or Actuarially Equivalent

     "Actuarial Equivalent" or "Actuarially Equivalent" means equality in value of the aggregate sums expected to be received under different forms of payment, based on the actuarial principles set forth in Appendix A, except as expressly provided in the Plan.

1.4  Actuary

     "Actuary" means an enrolled actuary, within the meaning of
Section 7701(a)(35) of the Code, or a firm of actuaries with which an enrolled actuary is associated selected by the Pension Fund Committee to provide actuarial services in connection with the administration of the Plan.

1.5  Adjustment Factor

     "Adjustment Factor" means the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section
415(d) of the Code.

1.6  Affiliated Company

     "Affiliated Company" means:

               (a)  each Company;

               (b) any corporation which is a member of a controlled group of corporations with a Company within the meaning of
     Section 414(b) of the Code as of or after the Effective
     Date;

               (c)  any trade or business (including a sole
     proprietorship, partnership, trust, estate or corporation) which is under common control with a Company within the meaning of Section 414(c) of the Code as of or after the Effective Date;

               (d) any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes a Company as of or after the Effective Date;

               (e) any other entity required to be aggregated with the Companies pursuant to regulations under Section 414(o) of the Code as of or after the Effective Date; and

               (f)  any other entity deemed to be an Affiliated
     Company by the Board of Directors;

provided that an entity identified in subsection (b), (c), (d) or
(e) shall constitute an "Affiliated Company" only for the period of time during which its relationship to the Company satisfies the requirements of subsection (b), (c), (d) or (e).

1.7  Annual Addition

     "Annual Addition" means, with respect to any defined contribution plan (within the meaning of Code Section 415(k)(1)) sponsored, maintained, or contributed to by an Affiliated
Company, the sum, in any Limitation Year, of:

               (a) employer contributions (including elective deferrals) made on behalf of a Participant;

               (b)  the Participant's after-tax contributions;

               (c) forfeitures, if any, allocated as such to the Participant's accounts, but reduced by any amount permitted by regulations promulgated by the Secretary of the Treasury;
     and

               (d) all other amounts defined in Section 415(c)(2) of the Code that are allocated to a Participant's accounts, including any amount allocated to an individual medical account of the Participant as described in Section 415(1) of the Code, and (if the Participant is a Key Employee) any amount allocated to his post-retirement medical benefit account as described in Section 419A(d) of the Code.

1.8  Beneficiary

     "Beneficiary" means the one or more persons who are entitled to receive distribution under the Plan after the Participant's death, as determined under the following rules. If such Participant has a surviving Spouse, the Beneficiary shall be such Spouse, unless the Participant has elected otherwise pursuant to
Section 8.3. When such an election has been made and in all cases in which the Participant does not have a surviving Spouse, the Beneficiary shall be the one or more persons most recently designated as such by the Participant. If no Beneficiary is validly designated or if no such validly designated Beneficiary survives the Participant, the Participant's Beneficiary shall be his Spouse, or, if there is no Spouse, the Participant's children per stirpes, or, if there is no Spouse or surviving child or lineal descendant of a child, the Participant's estate.

1.9  Benefit Commencement Date

     "Benefit Commencement Date" means the first day of the first period for which an amount is payable as an annuity hereunder, or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit, regardless of whether payment is actually made. The Benefit Commencement Date shall be the "as of" date on which an amount becomes payable or on which all events have occurred which entitle the Participant to payment, as specified above, as opposed to the actual date of payment. For purposes of this Section, an annuity shall not be considered payable pursuant to Section 6.2 or 6.4 prior to Normal Retirement Date unless the Participant has elected earlier commencement in accordance with Section 6.2 or 6.4.

1.10 Board of Directors

     "Board of Directors" means the board of directors of Saks &
Company or any officer or officers of Saks & Company authorized by the Board of Directors to take action on its behalf.

1.11 Cash or Deferred Contributions

     "Cash or Deferred Contributions" means any amounts that would qualify as compensation but for the Participant's agreement to forego receipt thereof pursuant to a cash or deferred arrangement under Section 401(k)(2) of the Code, a cafeteria plan under Section 125 of the Code, a simplified employee pension under Section 402(h) of the Code, or an annuity contract under
Section 403(b) of the Code.

1.12 Code

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

1.13 Company

     "Company" means Saks & Company or any other company, or division or department of a company, having employees to whom the Board of Directors has extended the benefits of the Plan, or any successor entities (collectively, the "Companies"). Any action by a Company provided for under the Plan may be taken by the board of directors of that Company or by an officer or officers of that Company authorized by such board of directors to take such action. Any reference to the board of directors or officers of a Company shall, with respect to a Company which is a division or department of a company, be deemed to refer to the board of directors or officers of the company of which such Company is a division or department.

1.14 Compensation

     "Compensation" means '414(s)' Compensation with respect to employment as an Eligible Employee.

1.15 Continued Employee

     "Continued Employee" means an Eligible Employee employed by the Companies as of July 2, 1990.

1.16 Credited Service

     "Credited Service" means Service used to determine a Participant's Accrued Benefit, as the term is defined in Section
2.7.

1.17 Defined Benefit Plan Fraction

     "Defined Benefit Plan Fraction" means for any Limitation Year a fraction, the numerator of which is the Participant's projected annual benefit under all defined benefit plans (within the meaning of Section 414(j) of the Code) of the Affiliated Companies, which are qualified under Sections 401 and 501 of the Code, determined as of the close of the Limitation Year, and the denominator of which is the lesser of:

               (a) 1.25 (1.0 for any Limitation Year beginning in a Top Heavy Year) multiplied by the dollar limitation in effect under Section 415(b)(1)(A) of the Code for that Limitation Year, or

               (b) 1.4 multiplied by the amount that may be taken into account under Section 415(b)(1)(B) of the Code with respect to the Participant for that Limitation Year,

provided that if such defined benefit plan(s) (or prior plan(s) from which assets and liabilities have been transferred to such defined benefit plan(s)) satisfied the applicable requirements of
Section 415 of the Code as in effect for all limitation years beginning before January 1, 1987, the denominator of the Defined Benefit Fraction shall be determined in accordance with rules prescribed by the Secretary of the Treasury.

1.18 Defined Contribution Plan Fraction

     "Defined Contribution Plan Fraction" means for any Limitation Year a fraction, the numerator of which is the sum of the Participant's Annual Additions for all Limitation Years as of the close of such Limitation Year and the denominator of which is the sum of the lesser of the following amounts for such Limitation Year and for each prior Limitation Year of service with the Affiliated Companies:

               (a) 1.25 (1.0 for any Limitation Year beginning in a Top Heavy Year) multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for that Limitation Year (determined without regard to Section
     415(c)(6) of the Code), or

               (b) 1.4 multiplied by the amount that may be taken into account under Section 415(c)(1)(B) of the Code with respect to the Participant for that Limitation Year.

1.19 Determination Date

     "Determination Date" means, with respect to any Plan Year, the last day of the immediately preceding Plan Year or, with respect to the first Plan Year of the Plan, the last day of such Plan Year.

1.20 Earliest Retirement Age

     "Earliest Retirement Age" means the earliest date on which the Participant could elect to receive retirement benefits under the Plan.

1.21 Early Retirement Date

     "Early Retirement Date" means the date on which the Participant retires in accordance with Section 6.2 or the date on which he attains age fifty-five (55), if later.

1.22 Early Retirement Pension

     "Early Retirement Pension" means a Pension payable to a Participant who satisfies the requirements of Section 6.2 hereof.

1.23 Effective Date

     "Effective Date" means July 2, 1990, the original effective date of the Plan.

1.24 Eligibility Service

     "Eligibility Service" means Service used to determine an Eligible Employee's eligibility to become a Participant under the Plan, as the term is defined in Section 2.5.

1.25 Eligible Employee

     "Eligible Employee" means any Employee (including any officer) employed (whether or not such person is an exempt employee under Section 13(a)(l) of the Fair Labor Standards Act) in a Company. Eligible Employee shall not include, however, the following individuals:

               (a) any Employee who is a nonresident alien with no U.S. source income,

               (b) any Employee covered by a collective bargaining agreement which does not provide for participation in the Plan,

               (c) any leased employee within the meaning of Section 414(n)(2) of the Code included within the definition of "Employee" in this Article I, unless such leased employee's participation in the Plan is necessary for the Plan to be or remain qualified under Section 401(a) of the Code, or

               (d) any person who is recorded on the books and records of an Affiliated Company as an independent contractor, a worker provided by a temporary staffing agency, and an individual with respect to whom a written agreement governing the relationship between such person and an Affiliated Company provides in substance that such person shall not be an Eligible Employee hereunder.

               (e) The preceding provisions of this Section 1.25 shall be given effect notwithstanding any classification or reclassification of a person as an employee or common law employee of an Affiliated Company or as a member of any other category of person not excluded under the preceding provisions of this Section 1.25 by reason of action taken by any tax, or other governmental authority. In the event that a person rendering services to an Affiliated Company in an excluded category is classified or reclassified by reason of action taken by any tax, or other governmental authority, or by the Affiliated Company, such individual shall continued to be excluded under this Plan unless specifically included hereunder by the terms of an amendment to this Plan or by the terms of a written instrument executed by such person and the Company.

               (f) The categories of excluded persons described above in this Section 1.25 are not mutually exclusive, it being contemplated that certain categories described above may include persons in one or more other categories, with the result that an individual may be excluded under more than one category set forth herein.

     1.26 Employee

     "Employee" means any person employed by an Affiliated Company (but only while the Affiliated Company is, or was, an Affiliated Company), including an Eligible Employee. Employee shall, to the extent permitted by Section 406 of the Code, be deemed to include any United States citizen employed by a foreign subsidiary or affiliate of an Affiliated Company. Employee shall not include, however, any director of a Company not otherwise employed as an Employee.

     For purposes of determining the number or identity of Highly Compensated Employees or for purposes of the pension requirements of Section 414(n)(3) of the Code, Employee shall also include, effective for services performed after December 31, 1986, leased employees within the meaning of Section 414(n)(2) of the Code, provided that if such leased employees constitute less than 20% of the combined nonhighly compensated work force of the Affiliated Companies within the meaning of Section 414(n)(5)(C)(ii) of the Code, Employee shall not include those leased employees covered by a plan described in Section 414(n)(5) of the Code.

1.27 ERISA

     "ERISA" means the Employee Retirement Income Security Act of
1974, as amended from time to time.

1.28 [Deleted]

     1.29 Forfeiture

     "Forfeiture" means the value of the nonvested portion of a Participant's Accrued Benefit upon the occurrence of a Forfeiture
Event.

1.30 Forfeiture Event

     "Forfeiture Event" means, with respect to a Participant who is not 100% vested in his Accrued Benefit, the occurrence of the earlier of:

               (a) the distribution of the entire nonforfeitable portion of the Participant's Accrued Benefit not later than the close of the second Plan Year following the Plan Year in which the Participant ceased to be an Employee and, prior to such distribution, continued not to be an Employee; or

               (b)  five (5) consecutive One-Year Breaks in Service.
     1.31 '415' Compensation

     "'415' Compensation" means a Participant's wages as defined in Section 3401(a) of the Code for purposes of income tax withholding at the source plus Cash or Deferred Contributions, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed, for a Plan Year, Limitation Year or other period, as applicable, from the Affiliated Companies. '415' Compensation shall include only those amounts required to be included in compensation for purposes of Section 415 of the Code.
     1.32 '414(s)' Compensation

     "'414(s)' Compensation" means '415' Compensation minus the following:

               (a) any allowances, reimbursements and other similar benefits;

               (b)  severance benefits; and

               (c) bonuses and executive incentive payments; provided that '414(s)' Compensation shall not include unpaid accrued compensation; and provided further that, for Plan Years beginning on and after January 1, 1989, and prior to January 1, 1994, '414(s)' Compensation shall not exceed $200,000, and for Plan Years beginning on and after January 1, 1994, '414(s)' Compensation shall not exceed $150,000, in each case multiplied by the ratio of the Adjustment Factor in effect for the Plan Year to the Adjustment Factor in effect for the Plan Year that constitutes the appropriate base period.

1.33 Highly Compensated Employee

     "Highly Compensated Employee" means any Employee who performed services for an Affiliated Company at any time during the Plan Year and who:

               (a) was at any time during the Plan Year or the immediately preceding Plan Year a "5-percent owner" within the meaning of Section 414(q)(3) of the Code; or

               (b) received during the immediately preceding Plan Year '415' Compensation equal to $80,000 multiplied by the Adjustment Factor, without regard to whether the Employee also was in the top-paid group of Employees of the Affiliated Companies, within the meaning of
     Section 414(q)(3) of the Code, during such Plan Year.

          A former Employee shall be treated as a Highly Compensated Employee if he was a Highly Compensated Employee either:

                    for the last Plan Year during which he performed services for an Affiliated Company; or

               for any Plan Year ended after he attained age 55.

          The provisions of this Section shall be interpreted in a manner consistent with, and so as not to treat any person as a Highly Compensated Employee except to the extent required by, Section 414(q) of the Code.

1.34 Hour of Service

     "Hour of Service" means each hour so defined in Section 2.1.

1.35 Inactive Participant

     "Inactive Participant" means a person who has commenced, and remains in, inactive participation in the Plan pursuant to
Section 3.3.

1.36 Investment Manager

     "Investment Manager" means the one or more investment managers within the meaning of ERISA Section 3(38) appointed pursuant to Section 10.6.

1.37 Key Employee

     "Key Employee" means any Employee who was at any time during the Plan Year ending on the Determination Date or during any one of the four Plan Years immediately preceding such Plan Year, any one or more of the following, interpreted in accordance with
Section 416(i)(l) of the Code:

               (a) an officer of any Affiliated Company whose '415' Compensation for the Plan Year exceeded 50% of the amount in effect under Section 415(b)(1)(A) of the Code on December 31 in the Plan Year;

               (b) one of the 10 Employees whose '415' Compensation for the Plan Year exceeded the amount in effect under
     Section 415(c)(1)(A) of the Code on December 31 in the Plan
     Year and who owned (or are considered to have owned) the largest interests, exceeding one-half of one percent (1/2%), in the Affiliated Companies;

               (c) a "5-percent owner" of any Company of which he is an Employee; or

               (d) a "1-percent owner" of any Company of which he is an Employee and whose '415' Compensation for the Plan Year exceeded $150,000.

1.38 Limitation Year

     "Limitation Year" means the Plan Year; provided that for the Plan Year ending December 31, 1990, Limitation Year shall mean the twelve (12) consecutive month period ending December 31, 1990.

1.39 Maternity or Paternity Leave

     "Maternity or Paternity Leave" means any period of absence from employment beginning in any Plan Year commencing after December 31, 1984 by reason of the pregnancy of a Participant or the birth of a child of a Participant, or by reason of the placement of a child with a Participant in connection with its adoption by the Participant, or for the purpose of caring for such child during the period immediately following such birth or placement. Notwithstanding the foregoing, a period of absence from employment shall not be regarded as a Maternity or Paternity Leave if the Participant shall fail to comply with a request by the Company to furnish the Plan Administrator such timely information as may be reasonably required to establish that the absence from employment was for a reason set forth above and the number of days for which there was such an absence.

1.40 Named Fiduciary

     "Named Fiduciary" means the Plan Administrator, the Pension
Fund Committee, the Trustee and the Investment Manager(s). Each such Named Fiduciary shall constitute a named fiduciary within the meaning of ERISA Section 402(a)(2).

1.41 Normal Retirement Age

     "Normal Retirement Age" means

               (a) age 65 for Continued Employees with at least three
     (3) years of vesting service under the Prior Plan as of January 1, 1989, and

               (b) in all other cases, the later of age 65 and the earlier of

                         (1) the completion of five (5) years of Vesting Service or

                         (2) the fifth anniversary of the date the Employee first becomes a Participant herein;

           provided that the term shall refer to an earlier normal retirement age with respect to a Continued Employee if such age was applicable to such Continued Employee under the Prior Plan.

1.42 Normal Retirement Date

     "Normal Retirement Date" means the last day of the month in which the Participant reaches his Normal Retirement Age.

1.43 Normal Retirement Pension

     "Normal Retirement Pension" means the Pension payable to a Participant who satisfies the requirements of Section 6.1 hereof.

1.44 One-Year Break in Service

     "One-Year Break in Service" means each one-year computation period so defined in Section 2.3.

1.45 Participant

     "Participant" means an Active Participant or an Inactive
Participant. A Participant shall be deemed to be a Participant in respect of the Company in which he is, or was most recently, an Eligible Employee.

1.46 Pension

     "Pension" means a series of monthly amounts which are payable to a person who is entitled to receive benefits under the Plan.

1.47 Pension Fund Committee

     "Pension Fund Committee" means the committee appointed pursuant to Section 10.1.

1.48 Plan

     "Plan" means the Saks Fifth Avenue Pension Plan, effective as of July 2, 1990, as amended from time to time.

1.49 Plan Administrator

     "Plan Administrator" means the officer appointed pursuant to
Section 9.1, who shall constitute the administrator of the Plan within the meaning of ERISA Section 3(16).

1.50 Plan Year

     "Plan Year" means the period from the Effective Date through December 31, 1990, and thereafter each successive one-year period ending on any December 31.

1.51 Prior Plan

     "Prior Plan" means the BATUS Retail Group Pension Plan.

1.52 Prior Plan Benefit

     "Prior Plan Benefit" means a Continued Employee's accrued benefit under the Prior Plan as of July 2, 1990 (after reduction by any applicable offsets under the Prior Plan) with respect to which and to the extent that the Plan has received a transfer of assets and liabilities from the Prior Plan.

1.53 Qualified Domestic Relations Order

     "Qualified Domestic Relations Order" means a "qualified domestic relations order" within the meaning of Section 206(d) of ERISA and Section 414(p) of the Code.

1.54 Retirement

     "Retirement" means the termination of employment for reasons other than death after a Participant has fulfilled all the requirements for a Normal Retirement or Early Retirement Pension.
Retirement shall be considered as commencing on the day immediately following a Participant's last day of employment (or authorized leave of absence, if later).

1.55 Service

     "Service" means a sum of computation periods so defined in
Section 2.4.

1.56 Social Security Retirement Age

     "Social Security Retirement Age" means the retirement age under Section 216(1) of the Federal Social Security Act, applied without regard to the age increase factor and as if the early retirement age under Section 216(1)(2) of such Act were age sixty-two (62). Accordingly, the Social Security Retirement Age is sixty-five (65) for a Participant attaining age sixty-two (62) before January 1, 2000 (i.e., born before January 1, 1938), sixty-six (66) for a Participant attaining age sixty-two (62) after December 31, 1999 but before January 1, 2017 (i.e., born after December 31, 1937 but before January l, 1955), and sixty-seven (67) for a Participant attaining age sixty-two (62) after December 31, 2016 (i.e., born after December 31, 1954).

1.57 Spouse

     "Spouse" means the person to whom a Participant is lawfully married as of the earlier of his Benefit Commencement Date or death, provided that Spouse shall instead mean another spouse of a Participant to the extent required by a Qualified Domestic Relations Order.

1.58 Top Heavy Year

     "Top Heavy Year" means a Plan Year for which the Plan is Top
Heavy, as defined below and interpreted in accordance with
Section 416 of the Code and applicable regulations thereunder:

               (a) The Plan shall be Top Heavy for any Plan Year if it is included in, or it alone constitutes, an Aggregation Group (defined below) under which, as of the Determination Date, the sum of the present value of the cumulative accrued benefits for all Key Employees (and their beneficiaries) under all defined benefit plans included in such group plus the aggregate of the accounts of all Key Employees (and their beneficiaries) under all defined contribution plans included in such group exceeds 60% of the analogous sum for all participants (and their beneficiaries) under such plans. For purposes of this subsection (a):

                         (1) the foregoing sums shall not include any amounts in respect of participants who have performed no service for any Affiliated Company during the five
          (5) year period ending with the Determination Date, but they otherwise shall include distributions made during the five (5) year period ending with the Determination
          Date, and

                         (2) the accrued benefits of an Employee other than a Key Employee shall be determined

                                   (A)  under the method that uniformly applies
               for accrual purposes under all defined benefit plans maintained by the Affiliated Companies, or

                                   (B)  if there is no such method, as if such
               benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Section 411(b)(1)(C) of the Code.

               (b) "Aggregation Group" means all existing and terminated plans (even if only one plan) maintained by all Affiliated Companies in which, during the Plan Year containing the Determination Date or any of the preceding four (4) Plan Years, a Key Employee was a participant or which, during the Plan Year containing the Determination Date or any of the preceding four (4) Plan Years, was combined with any of such plans in order to meet the coverage or nondiscrimination requirements of Sections 410 or 401(a)(4) of the Code. The Aggregation Group shall also include those additional plans, if any, which are selected from time to time by the Board of Directors to be included in the Aggregation Group if their inclusion would not prevent the Aggregation Group from meeting the requirements of Sections 410 and 401(a)(4) as of the particular Determination Date.

1.59 Trust Agreement

     "Trust Agreement" means the trust agreement established to implement the Plan, as amended from time to time.

1.60 Trust Fund

     "Trust Fund" means the fund, including the earnings thereon, held by the Trustee into which all contributions of the Company are deposited pursuant to the Plan.

1.61 Trustee

     "Trustee" means the trustee or trustees, from time to time, of the trust established under the Trust Agreement.

1.62 Valuation Date

     "Valuation Date" means the last business day of each month or such other or additional days as the Pension Fund Committee may determine.

1.63 Vesting Service

     "Vesting Service" means Service used to determine the extent to which a Participant's Accrued Benefit is nonforfeitable, as the term is defined in Section 2.6.

1.64 Year of Service

     "Year of Service" means each one-year computation period so defined in Section 2.2.

                            ARTICLE II

                             Service

     The following terms used in this Plan shall have the meanings set forth in this Article II.

2.1  Hour of Service

     "Hour of Service" means:

               (a) each hour for which an Employee is directly or indirectly paid or entitled to payment as an Employee for the performance of duties;

               (b) each hour for which an Employee is directly or indirectly paid or entitled to payment as an Employee for reasons other than the performance of duties, regardless of whether the employment relationship has terminated; and

               (c) each hour for which back pay to an Employee, irrespective of mitigation of damage, has been either awarded or agreed to by the Company or any Affiliated
     Company;

provided that an Employee who is not paid on an hourly basis and who is not a part-time exempt employee shall be credited with 190 Hours of Service for each calendar month in which the Employee would be required to be credited with at least 1 Hour of Service hereunder.

Hours shall be credited under subsections (b) and (c) above in accordance with Section 2530.200b-2(b) and (c) of Title 29 of the Code of Federal Regulations, as amended from time to time. However, not more than 501 Hours of Service shall be credited to any Employee or Participant during any computation period for any single, continuous period during which the Employee or Participant performs no duties.

2.2  Year of Service

     "Year of Service" means each one-year computation period, described herein, during which an Employee is credited with at least 1000 Hours of Service; provided that in determining Years of Service for purposes of Credited Service, a Year of Service shall only include computation periods in which an individual has attained age twenty-one (21) and is credited with at least 1000 Hours of Service as an Eligible Employee. In determining Years of Service for purposes of Eligibility Service, the computation periods shall be the one-year period commencing on the date the individual became an Employee and each one-year period ending on the last day of each Plan Year ending after the end of that first computation period. In determining Years of Service for purposes of Vesting Service and Credited Service, the computation periods shall be each one-year period ending on the last day of each Plan Year ending after the date the individual became an Employee.

2.3  One-Year Break in Service

     "One-Year Break in Service" means each one-year computation period used for determining Years of Service during which an Employee is credited with no more than 500 Hours of Service; provided that solely for the purpose of determining whether an Employee has incurred a One-Year Break in Service, the Employee shall be credited with:

               (a) Hours of Service which otherwise would normally have been credited to an Employee but for a Maternity or Paternity Leave, or

               (b) if the Plan Administrator is unable to determine the Hours of Service described in subsection (a) above, 8
     Hours of Service for each such day of Maternity or Paternity
     Leave,

except that the total number of Hours of Service so credited shall not exceed 501. Any Hours of Service credited for a Maternity or Paternity Leave under this Section shall be credited only in the computation period in which the Maternity or Paternity Leave began, if the Employee otherwise would incur a One-Year Break in Service in that computation period, and otherwise shall be credited in the immediately following computation period.

     2.4  Service

     "Service" means the sum (expressed as an integer, except as provided below with respect to Credited Service) of all Years of Service, provided that Years of Service, or portions thereof, shall be disregarded to the extent required by one or more of the following rules:

               (a) If a person incurs a One-Year Break in Service, all Years of Service prior to the One-Year Break in Service shall be disregarded in determining Vesting Service with respect to benefit accruals following the One-Year Break in Service and in determining Eligibility Service and Credited Service unless and until the person completes a Year of Service after the One-Year Break in Service.

               (b) If an Employee who has no nonforfeitable interest in his Accrued Benefit, if any, incurs five (5) consecutive
     One-Year Breaks in Service, all Years of Service prior to those One-Year Breaks in Service shall be disregarded.

               (c) Upon the occurrence of a Forfeiture Event in respect of a Participant, all Years of Service in determining Credited Service shall be disregarded; provided that if a Participant who has incurred one or more Forfeiture Events, but has not incurred a Forfeiture Event due to five (5) consecutive One-Year Breaks in Service, timely repays to the Plan in one lump sum the entire amount of the distribution which occasioned the Forfeiture Event with interest on the amount of the distribution compounded annually at the rate of (a) five percent (5%) per annum for the period from the date of distribution through the earlier of the date of repayment or December 31, 1987, and (b) the rates in use by the Pension Benefit Guaranty Corporation for valuing annuities at plan termination for the period beginning on the later of January 1, 1988, or the date of distribution, to the date of repayment, then the Credited Service disregarded upon the occurrence of the Forfeiture Event shall be restored. A Participant's repayment to the Plan under this subsection is timely only if the repayment is received by the Plan Administrator while the Participant is an Eligible Employee and before the earlier of (1) the termination of the Plan and (2) five (5) years after the first date on which the Participant thereafter becomes an Eligible Employee.

               (d) In determining Credited Service, a Participant shall be credited with a Year of Service for the computation period during which he was an Active Participant herein and completed at least one Hour of Service but failed to complete 1000 Hours of Service due to Retirement, death or disability in such period.

               (e)  No Years of Service dependent upon Hours of
     Service credited prior to January l, 1990 shall be included in determining Vesting Service.

               (f)  No Years of Service dependent upon Hours of
     Service credited prior to the Effective Date shall be included in determining Eligibility Service.

Notwithstanding the above, in determining Eligibility and Vesting Service with respect to a Continued Employee following the transfer of assets and liabilities attributable to Continued Employees from the Prior Plan, all years of service recognized for eligibility and vesting purposes, respectively, under the terms of the Prior Plan with respect to such Continued Employee as of July 2, 1990, to the extent not otherwise credited under this Article II shall be credited to such Continued Employee under this Plan as of the Effective Date; provided that no Continued Employee shall be credited with more than one (1) Year of Eligibility or Vesting Service with respect to calendar year 1990.

2.5  Eligibility Service

     "Eligibility Service" means Service used to determine an Eligible Employee's eligibility to become a Participant.

2.6  Vesting Service

     "Vesting Service" means Service used to determine the extent to which the Participant's Accrued Benefit is nonforfeitable.

2.7  Credited Service

     "Credited Service" means Service used to determine a Participant's Accrued Benefit.

                           ARTICLE III

                          Participation

     3.1  Commencement of Active Participation

     A person shall commence or recommence active participation in the Plan in accordance with the following rules:

               (a) A Continued Employee who was a participant in the Prior Plan as of July 1, 1990, shall become an Active
     Participant as of the Effective Date.

               (b)  A person who does not become a Participant under
     Section 3.1(a) shall become an Active Participant as of the first day following the end of the applicable eligibility computation period if he is then an Eligible Employee who has attained age twenty-one (21) and been credited with a year of Eligibility Service. If an Eligible Employee has been credited with a year of Eligibility Service but has not attained age twenty-one (21), he shall become an Active Participant on his twenty-first (21st) birthday.

               (c) An Inactive Participant or a former Participant who is or becomes credited with a year of Eligibility
     Service shall become an Active Participant as of the later of:

                         (1) the date on which he again became an Eligible Employee, and

                         (2) the first day of the Plan Year in which was credited the last Hour of Service necessary to qualify for such year of Eligibility Service.

     3.2  Consent

     Each Eligible Employee shall become an Active Participant in the Plan pursuant to Section 3.1 without a requirement of notice by the Company, the Trustee, or any other person and without the consent of the Employee.

3.3  Commencement of Inactive Participation

     An Active Participant shall become an Inactive Participant as of the date he ceases to be an Eligible Employee.

3.4  Termination of Participation

     An Active Participant or an Inactive Participant shall cease to be a Participant as of the date he no longer has, under the provisions of the Plan, an Accrued Benefit hereunder.

3.5  Military Absence under USERRA

     Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with
Section 414(u) of the Code.

                            ARTICLE IV

                      Company Contributions

     4.1  Company Contributions

     Subject to the requirements of Section 412 of the Code the Company may make such contributions as are specified in the Actuary's valuation reports for the applicable period of time. All contributions will be paid into the Trust fund. The actuarial assumptions used for purposes of computing Company contributions to the Plan shall be the same as those set forth in the actuarial valuations filed with the Internal Revenue Service in connection with the Plan. Notwithstanding the foregoing, the Company reserves the right to reduce, suspend or discontinue making contributions to the Plan at any time.

     4.2  Time and Method of Payment of Company Contributions

     The Company may make its annual and/or quarterly contribution(s) in one (1) or more installments. The Company's annual contribution shall be due on the last day of its fiscal year, and, unless paid before, shall be payable not later than the time prescribed by law for filing the Company's federal income tax return (including extensions thereof) for such fiscal year. If the contribution is on account of the Company's preceding fiscal year, the contribution shall be accompanied by the Company's signed statement to the Trustee that payment is on account of such fiscal year. Contributions may be paid in cash, or other property, as the Company may determine. Property shall be valued at its fair market value at the time of contribution. Each annual contribution shall be deemed to be paid as of the last day of the Company's fiscal year to which it relates.

4.3  Forfeitures

     Forfeitures arising under this Plan, because of a severance of employment before a Participant becomes eligible to receive a Pension, or for any other reason, shall not be used to increase the benefits otherwise payable to Participants, but shall be applied to reduce the cost of the Plan to the Company.

4.4  Return of Company Contributions

     Notwithstanding any provision contained herein to the contrary:

               (a) Mistake of Fact. In the case of a contribution which is made by a Company by a mistake of fact, such contribution shall be returned to the contributing Company as promptly as practicable after the discovery of such mistake, but in no event later than one year after the date such contribution was made. Earnings attributable to a mistaken contribution shall not be returned to the Company, but losses attributable thereto shall reduce the amount of such contributions to be returned.

               (b) Failure of Qualification of Plan and Trust. All contributions of the Companies to the Plan are conditioned upon the qualification of the Plan under Section 401 of the Code. If the Plan receives an adverse determination as to its qualification in respect of a Company, the Trustee shall, after paying any applicable expenses, return to such Company any remaining contributions made by such Company.
     Such remaining contributions shall be returned as promptly as practicable, but in no event later than one year after the date of the final denial of qualification of the Plan as to such Company, including the final resolution of any appeals before the Internal Revenue Service or the courts.
     This subsection (b) shall apply only to applications for determination as to initial qualification which are made within the time prescribed by law for filing the Company's return for the tax year in which the Plan was adopted, or such later date as the Secretary of the Treasury may prescribe.

               (b) Disallowance of Deduction. All contributions by the Companies to the Plan are conditioned upon the deductibility thereof under Section 404 of the Code. If and to the extent the deduction for any contribution of a Company is disallowed by the Internal Revenue Service, the Trustee shall, after deducting attributable losses but not including any attributable earnings, return the disallowed portion of the contribution as soon as practicable, but in no event later than one year after the date of the final disallowance of the contribution, including the final resolution of any appeals before the Internal Revenue
     Service or the courts.
                            ARTICLE V

                    Participant Contributions

     5.1  Participant Contributions

     Participant contributions shall be neither required nor permitted.

                            ARTICLE VI

               Requirements For Retirement Benefits

     6.1  Normal Retirement

               (a) A Participant's Accrued Benefit shall be vested and nonforfeitable upon attainment of his Normal Retirement
     Age or any later age while an Employee.

               (b) A vested Participant shall be eligible for a Normal Retirement Pension if he ceases to be an Employee on his Normal Retirement Date. The Participant shall be entitled to receive his Normal Retirement Pension commencing as of his Normal Retirement Date, with payment to commence within a ninety (90) day period commencing on his Normal Retirement Date.

6.2  Early Retirement

     A Participant shall be eligible for an Early Retirement
Pension if he ceases to be an Employee under the conditions described in either subsection (a) or subsection (b):

               (a) A Participant who has completed at least ten (10) years of Vesting Service and attained age fifty-five (55) shall be eligible to retire early on the first day of any month prior to his Normal Retirement Date.

               (b)  A Participant who is not described in subsection
     (a) above shall be eligible to retire on the first day of any month coincident with or next following the date on which he satisfies the requirements for a Deferred Vested Pension under Section 6.4 and the sum of his age in full years plus his years of Vesting Service equals at least sixty-five (65), or as of the first day of any subsequent month prior to his Normal Retirement Date.

Payment of an Early Retirement Pension shall commence as of the first day of the month next following a Participant's Normal Retirement Date. However, a Participant may elect to receive his Early Retirement Pension commencing as of the first day of any month following the Participant's Early Retirement Date, with payment to commence within a ninety (90) day period commencing on the date so elected by the Participant. If a Participant's Early Retirement Pension commences prior to his Normal Retirement Date, the amount thereof shall be reduced as provided in Section 7.2 hereof.

     6.3  Late Retirement

     If a Participant continues to be an Employee after his Normal Retirement Date, such Participant shall become entitled to a Normal Retirement Pension determined in accordance with Section 7.1(d) hereof, if his Accrued Benefit is vested and nonforfeitable under Section 6.1(a) as of the date he ceases to be an Employee. The payment of a Normal Retirement Pension payable under this Section 6.3 shall commence within a ninety
(90) day period commencing on the first day of the month next following the Participant's date of Retirement.

6.4  Termination of Employment Prior to Normal Retirement Age

     If a Participant ceases to be an Employee prior to his attainment of Normal Retirement Age for any reason other than satisfaction of the conditions under Section 6.2(a) or 6.2(b) or death after he has completed at least five (5) years of Vesting Service (or, for Top Heavy Years, has a nonforfeitable benefit under the following schedule:

              Years of Vesting Service         Vested Percentage
              Less than 3 years                       0%
              3 years or more                        100%)

then he shall be eligible to receive a Deferred Vested Pension (herein so called). Payment of a Participant's Deferred Vested Pension shall commence as of the first day of the month next following his Normal Retirement Date. However, a Participant may elect to receive his Deferred Vested Pension commencing as of the first day of any month after the Participant's termination of employment, subject to the provisions of Section 8.9. If a Participant's Deferred Vested Pension commences prior to his Normal Retirement Date, the amount thereof shall be reduced as provided in Section 7.3 hereof.

     Any Participant who terminates employment prior to qualifying for any Pension hereunder shall be deemed to receive a distribution of his $0 vested Accrued Benefit (which shall be immediately distributable regardless of the Participant's age) pursuant to Section 8.5(a), and shall forfeit his nonvested Accrued Benefit immediately, subject to restoration under the provisions of Section 8.5(b). Forfeitures shall be used to reduce Company contributions in accordance with Article IV hereof.

                           ARTICLE VII

                   Amount Of Retirement Benefit

     7.1  Normal Retirement Pension

               (a) Prior Normal Retirement Pension. Subject to the limitations of Sections 7.4, 7.5, 7.7, and 7.8 hereof, the annual amount of the Normal Retirement Pension, computed in the normal form specified in Section 8.1(a) hereof to a Participant commencing on the date specified in Section 6.1, shall be equal to, for each computation period in which the Participant has a year of Credited Service, one percent (1%) of his Compensation for that Plan Year. A Participant's Pension under this subsection (a) shall not take into account computation periods prior to January 1, 1990 or Compensation before July 2, 1990, except as provided with respect to Continued Employees under subsection (c), and shall not take into account computation periods ending after March 31, 1998 or Compensation after March 31, 1998. The requirement in the first sentence of this subsection (a) that a Participant have a year of Credited Service shall not apply for Plan Year 1998 in the case of a Participant whose termination of employment occurs in 1998 (whether before or after April 1, 1998), provided that such Participant otherwise would be eligible to accrue a benefit hereunder for such year.

               (b) Cash Balance Normal Retirement Pension Formula. Subject to the limitations of Sections 7.4, 7.5, 7.7 and 7.8 hereof, the annual amount of the Normal Retirement Pension to any Participant who is an Active Participant on or after January 1,1998, computed in the normal form specified in
     Section 8.1(a) hereof commencing on the date specified in
     Section 6.1, shall be equal to the greater of the Actuarial Equivalent of the Participant's Normal Retirement Pension determined as of March 31, 1998 under subsection (a) above or the Actuarial Equivalent of the Participant's Cash
     Balance Account determined in accordance with the following provisions of this subsection (b).

                         (1) A Participant's Cash Balance Account for purposes of this subsection (b) shall mean the hypothetical account maintained for the Participant to which are allocated the following:

                                   (A)  Hypothetical Benefit Credits and
               Interest Credits computed in accordance with paragraphs (2) and (3) below for Plan Years commencing on and after January 1, 1998, plus

                                   (B)  Hypothetical Benefit Credits as of
               January 1, 1998 (or if later, the date of a Participant's rehire and recommencement of participation) equal to the single sum equivalent of the Participant's Normal Retirement Pension determined under subsections(a) above and (c) below as of December 31, 1997 calculated using an interest rate of 9% per annum, the 1983 Group
               Annuity Mortality Table (50% Male/50% Female) and an assumed Benefit Commencement Date equal to the later of age 65 or attained age at January 1, 1998. In the case of a Participant who is hired during 1997, Hypothetical Benefit Credits allocated under this subparagraph (B) as of December 31, 1997 shall take into account the computation period that begins in the 1997 Plan
               Year.

                         All allocations to a Participant's Cash Balance Account shall be hypothetical and in no event shall an actual account be maintained for any Participant nor shall any Participant have any claim to any particular assets of the Plan.

                         (2) For each Plan Year beginning on or after January 1, 1998 in which a Participant is an Active Participant at any time during the Plan Year and has a year of Vesting Service in such Plan Year, Benefit
          Credits equal to a percentage of the Participant's Compensation for the Plan Year shall be allocated to the Participant's Cash Balance Account. Such percentage shall be determined in accordance with the schedule below and shall be allocated to the Participant's Cash Balance Account as of the last day of each Plan Year, except that in the case of a Participant whose employment terminates prior to the last day of the Plan Year, any Benefit Credits for the Plan Year shall be allocated as of the last day of the month in which the Participant's employment terminates.
          In the case of an Active Participant whose employment terminates during a Plan Year due to death or disability, within the meaning of Section 72 of the Code, or whose employment terminates after the sum of the Participant's age and Years of Vesting Service equal at least 65, Benefit Credits for such Plan Year shall be allocated to the Participant's Cash Balance
          Account without regard to the requirement for a year of Vesting Service for that year. For purposes of applying the schedule below, an Active Participant's
          Years of Vesting Service shall take into account both periods before and periods after January 1, 1998, and shall take into account years prior to the date on which the Active Participant became an Active
          Participant, provided, however, that no years of Vesting Service shall be taken into account for an individual until the individual becomes an Active Participant.

       Years of Vesting Service         Annual Benefit Credits
              1 to 2                      2.0% of Compensation
              3 to 6                      2.5% of Compensation
              7 to 10                     3.0% of Compensation
              11 to 15                    4.0% of Compensation
              16 to 20                    5.0% of Compensation
              21 or more                  6.0% of Compensation

     (3) A Participant's Interest Credits for a Plan Year shall be credited automatically to the Participant's Cash Balance Account as of the last day of each Plan Year that ends prior to his Benefit Commencement Date (and, in the year in which such Benefit Commencement Date occurs, a pro rata Interest Credit), based on the Participant's Cash Balance Account as of the first day of each such Plan Year and the interest rate on 3-year Treasury notes determined as of December 31 of the preceding Plan year, as published in the Federal Reserve Statistical Release (or other equivalent publication designated by the Committee), but in no event shall the annual rate for any Plan Year be less than an annual rate of 4.75%.

               (c)  Special Rules for Continued Employees.

                         (1) Subject to the limitations of Sections 7.4, 7.5, 7.7 and 7.8 hereof, following the transfer to the Plan of assets and liabilities attributable to Continued Employees from the Prior Plan, the annual amount of the Normal Retirement Pension, computed in the normal form specified in Section 8.1(a) hereof to a Continued Employee who had an accrued benefit under the Prior Plan as of July 2, 1990, commencing on the date specified in Section 6.1, shall be equal to the sum of the amount determined under subsections (a) and (c) of this Section 7.1 and the Continued Employees Prior Plan
          Benefit, if any, (reduced in accordance with Section
          1.04 of Appendix A with respect to GBI Participants, as defined in Section 8.6(a), who elect a form of payment under paragraph (1) or (2) of Section 8.6(d)), provided that Compensation for the entire calendar year 1990 shall be taken into account for such Continued Employee for purposes of subsection (a) and provided further that no such Continued Employee shall accrue under the Plan, with respect to calendar year 1990, more than one percent (1%) of his Compensation for calendar year
          1990.

                         (2) Subject to the limitations of Sections 7.4, 7.5, 7.7 and 7.8 hereof, the annual amount of the Normal Retirement Pension, computed in the normal form specified in Section 8.1(a) hereof to a Participant who meets the definition of Continued Employee but who did not have an accrued benefit under the Prior Plan as of July 2, 1990, commencing on the date specified in
          Section 6.1, shall be equal to the sum of the amount determined under subsection (a) of this Section 7.1 and the amount, if any, determined under Appendix C, provided that no such Continued Employee shall accrue, under the Plan, with respect to calendar year 1990, more than one percent (1%) of his Compensation for calendar year 1990.

               (d) Late Retirement. A Participant who retires pursuant to Section 6.3 after his Normal Retirement Date shall receive a Pension in an amount equal to the amount determined under the Normal Retirement Pension formula of subsections (a), (b) and (c), if applicable, as of the date the Participant ceases to be an Employee, provided, however, that in the case of a Participant who continues in employment after age 70-1/2, the annual increases in his Accrued Benefit, if any, shall be reduced to reflect the cumulative amount of any distributions made to the Participant pursuant to Section 8.9.

               (e) Special Rules for Prior ILGWU Employees. Subject to the limitations of Section 7.4, 7.5, 7.7 and 7.8 hereof, any Employee employed by the Employer in its women's' alterations department at its 611 Fifth Avenue store, New
     York, New York, who becomes an Eligible Employee as of December 9, 1994, due to the decertification of the ILGWU, Local 22, AFL-CIO, shall receive a special Normal Retirement Pension for employment prior to January 1, 1995. The annual amount of this special Normal Retirement Pension, computed in the normal form specified in Section 8.1(a) hereof and commencing on the date specified in Section 6.1, shall be equal to A minus B, where A is seventy-five percent (75%) of the benefit that would have been earned as of December 31, 1994, under the terms of this Plan if the Employee had been eligible for this Plan prior to January 1, 1995, and B is any benefit amount, computed in the normal form specified in
     Section 8.1(a) hereof and commencing on the date specified in Section 6.1, to which the Employee is entitled as of December 31, 1994, due to participation in a pension plan for ILGWU members. On and after January 1, 1995, any Employee referenced in the first sentence of this subsection shall earn an additional amount of Normal Retirement Pension based on the formula in Section 7.1(a) and Section 7.1(b) as applicable.

     7.2  Early Retirement Pension

     Subject to the provisions of Sections 7.4, 7.5, 7.7 and 7.8 hereof, the annual amount of the Early Retirement Pension, computed in the normal form specified in Section 8.1(a) hereof, payable to a Participant, commencing as of the first day of the month next following a date elected by the Participant which is on or after his Early Retirement Date, shall be equal to the Actuarial Equivalent of his vested Accrued Benefit. However, if payment commences as of an Early Retirement Date and such Participant's Accrued Benefit is determined under Section 1.1(a) and not under Section 1.1(b), the amount of his Pension shall be reduced by 1/2 of 1% per month for each of the first sixty (60) months and by 1/4 of 1% per month for each of the next sixty (60) months that the Benefit Commencement Date precedes the Participant's Normal Retirement Date; provided that, with respect to a Continued Employee's Prior Plan Benefit, if any, the reduction shall be as specified in the Prior Plan, if less.

7.3  Deferred Vested Pension

     Subject to the provisions of Sections 7.4, 7.5, 7.7 and 7.8 hereof, the annual amount of the Deferred Vested Pension, computed in the normal form specified in Section 8.1(a) hereof, payable to a Participant commencing as of his Benefit Commencement Date shall be equal to the Actuarial Equivalent of his vested Accrued Benefit. However, if payment of a Deferred Vested Pension commences as of a date prior to the Participant's Normal Retirement Date and such Participant's Accrued Benefit is determined under Section 1.1(a) and not under Section 1.1(b), the amount of his Pension shall be reduced as follows:

                  Age in Years and          Percentage of Pension
                 Completed Months When     Commencing at Normal
                   Pension Commences           Retirement Date
               ----------------------       --------------------
             65 and no months                       100%
             64 and no months                      89%
             63 and no months                      79%
             62 and no months                      71%
             61 and no months                      64%
             60 and no months                      58%
             59 and no months                      52%
             58 and no months                      47%
             57 and no months                      42%
             56 and no months                      38%
             55 and no months                      34%

If a Pension begins at a date between the above-stated ages, the reduction shall be calculated by straight-line interpolation of the applicable above-stated percentages. If a Pension begins prior to attainment of age fifty-five (55) the reduction prior to age fifty-five (55) shall be determined as provided in Appendix A.

7.4  Maximum Annual Benefit

               (a) General Limitation. Notwithstanding any provision contained herein to the contrary and subject to the requirements of subsection (e) below, the amount of annual
     Pension, determined in accordance with Sections 7.1, 7.2, and 7.3, attributable to a Participant's Accrued Benefit that is payable to a Participant under this Plan and any other defined benefit plan (as defined in Section 414(j) of the Code) maintained by the Company or any Affiliated
     Company (whether or not terminated) shall not exceed the lesser of:

                         (1) $90,000, multiplied by the Adjustment Factor, or

                         (2)  One hundred percent (100%) of the
          Participant's average '415' Compensation for the three
          (3) consecutive calendar years while a Participant in the Plan in which his earnings were the highest.

               (b)  Adjustments and Special Provisions.

                         (1)  Commencement Before Social Security
          Retirement Age. If any Participant begins to receive a Pension under this Plan before such Participant's Social Security Retirement Age but after he attains age sixty-two (62), the maximum annual Pension that such Participant may receive hereunder shall be actuarially adjusted as follows:

                                   (A)  If a Participant's Social Security
               Retirement Age is sixty-five (65), the applicable dollar limitation under Section 7.4(a)(1) for benefits commencing on or after age sixty-two (62) shall be reduced by 5/9 of 1% for each month by which benefits commence before the month in which the Participant attains age sixty-five (65).

                                   (B)  If a Participant's Social Security
               Retirement Age is greater than sixty-five (65), the dollar limitation under Section 7.4(a)(1) for benefits commencing on or after age sixty-two (62) shall be determined by reducing the applicable dollar limitation under Section 7.4(a)(1) by 5/9 of 1% for each of the first thirty-six (36) months and 5/12 of 1% for each of the additional months
               (up to twenty-four (24) months) by which benefits commence before the month of the Participant's
               Social Security Retirement Age.

                                   (C)  The dollar limitation for benefits
               commencing prior to age sixty-two (62) shall be the Actuarial Equivalent of the limitation for benefits commencing at age sixty-two (62), with the dollar limitation for benefits commencing at age sixty-two (62) reduced for each month by which benefits commence before the month in which a Participant attains age sixty-two (62).

                         (2) Commencement After Social Security Retirement Age. If a Participant begins to receive a Pension hereunder after he attains his Social Security
          Retirement Age, the maximum annual Pension permitted hereunder shall be the Actuarial Equivalent of the applicable dollar limitation under Section 7.4(a)(1) per year beginning at his Social Security Retirement
          Age.

                         (3)  Adjustments to Dollar Limitation.  For
          purposes of determining actuarial equivalence pursuant to Section 7.4(b)(1)(C), if the benefit is not a lump sum payment, the factors used to determine the equivalent maximum benefit for benefits that commence prior to age sixty-two (62) shall be the reductions specified in Section 7.4(b)(1) for the period after age sixty-two (62), and (i) the reductions specified in
          Section 7.2 to the extent such factors are applicable for the period prior to age sixty-two (62), or (ii) an interest rate of five percent (5%) and the mortality table based on the 1983 Group Annuity Mortality Table specified in Appendix A for Single Sum Payments on and after January 1, 1996, whichever produces the lower Pension. If the benefit is a lump sum payment, the reduction for commencement prior to age sixty-two (62) shall be based on the interest rate and mortality table set forth in Appendix A for Single Sum Payments on and after January 1, 1996.

                         For purposes of determining actuarial equivalence under Section 7.4(b)(2), the interest rate and mortality assumptions shall be (i) the interest rate and mortality assumption specified in Appendix A for Single Sum Payments on and after January 1, 1996, or
          (ii) the mortality table specified in Appendix A for Single Sum Payments on and after January 1, 1996, and an interest rate of five percent (5%) per annum, whichever produces the lower Pension.

                         In making an actuarial adjustment to any benefit pursuant to the terms of paragraphs (1) and (2), no Adjustment Factor to Section 7.4(a)(1) shall be taken into account before the year in which such Adjustment
          Factor is made.

                         (4) Exemption for Pensions Under $10,000. Except as provided in paragraph (5), which imposes additional limitations on the amounts payable to Participants with less than ten (10) years of Vesting Service, the foregoing limitations shall not be applicable with respect to any Participant whose annual Pension under this Plan and any other defined benefit maintained by the Company or an Affiliated Company does not exceed
          $10,000 if such Participant has not at any time participated in any defined contribution plan (as defined in section 415(k) of the Code) maintained by the Company or any Affiliated Company.

                         (5) Special Provision for Participants with Less Than Ten (1O) Years of Service. In the event that a
          Participant has been credited with less than ten (10) years of Vesting Service, the compensation limit in
          Section 7.4(a)(2) and the special $10,000 limit detailed in paragraph (4) shall be reduced by multiplying the maximum annual pension determined thereunder by a fraction, the numerator of which is the number of such Participant's years of Vesting Service
          (or part thereof) and the denominator of which is ten
          (10).

                         In addition, in the event that a Participant has fewer than ten (10) years of Plan participation, the dollar limitation under Section 7.4(a)(1) shall be reduced by multiplying the maximum annual pension determined thereunder by a fraction, the numerator of which is the Participant's years of Plan participation and the denominator of which is ten (10). In no event, however, shall the adjustments for less than ten (10) years of Vesting Service or participation described above reduce the limitations of Section 7.4(a)(1), on the one hand, or Section 7.4(a)(2) and the special
          $10,000 limitation, on the other hand, to amounts less than one-tenth (1/10) of such limitations determined without such adjustments. The adjustments for less than ten (10) years of participation or Vesting
          Service, as applicable, shall apply separately to each change in benefit structure of the Plan, to the extent provided by Treasury regulations.

                         (6) Other Adjustments. The determination of whether a Participant's Pension payable under the Plan exceeds the limitations of this Section 7.4 shall be made by adjusting such Pension so that it is the Actuarial Equivalent of a straight life annuity with no ancillary benefits (such adjustment being made in accordance with regulations promulgated by the Secretary of the Treasury or his delegate pursuant to Code Section 415); provided, however, that any portion of an annuity that constitutes a Qualified Joint and Survivor Spouse Annuity (as described in
          Section 8.1(b)) shall not be taken into account.

                         For purposes of the preceding paragraph, if the benefit is not a lump sum payment, it shall be equal to the greater of the benefit determined using the factors specified in Appendix A for Single Sum Payments after
          January 1, 1996, or the benefit determined using an interest rate of five percent (5%) and the mortality table referenced in Appendix A for Single Sum Payments on and after January 1, 1996, as applicable. If the benefit is a lump sum payment, it shall be determined using the factors set forth in Appendix A for Single
          Sum Payments on and after January 1, 1996.

                         (7) Special Provision Concerning Accrued Benefit Under Prior Plan. In no event shall the limitations of
          Section 7.4(a) be reduced to an amount less than the accrued benefit under the Prior Plan as of January 1, 1987 with respect to a Continued Employee.

               (c) All Defined Contribution and Defined Benefit Plans. For Limitation Years commencing prior to January 1, 2000, subject to the requirements of subsection (e) below, in any case in which a Participant is a participant in both a defined benefit plan maintained by any Affiliated Company (as described in subsection (e)) and a defined contribution plan maintained by that or any other Affiliated Company (as described in subsection (e)), the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for any Limitation Year may not exceed one (1.0); provided that if such defined contribution plan(s) (or prior plan(s) from which assets and liabilities have been transferred to such defined contribution plan(s)) satisfied the applicable requirements of Section 415 of the Code as in effect for all limitation years beginning before January l, 1987, the numerator of the Defined Contribution Plan Fraction shall be reduced (but not below zero) by an amount, prescribed by the Secretary of the Treasury, in determining whether this requirement is satisfied.

               (d) Benefit Reductions, If Necessary. If the limitation imposed by this Section 7.4 otherwise would be exceeded in respect of a Participant in a Limitation Year, then the amount of the maximum annual Pension that can be paid to such Participant under Section 7.4(a) shall be reduced to the extent required to permit such compliance.

               (e) Special Definition of "Affiliated Companies". For purposes of this Section 7.4, all defined benefit plans
     (whether or not terminated) of the Affiliated Companies shall be treated as one defined benefit plan, and all defined contribution plans (whether or not terminated) of the Affiliated Companies shall be treated as one defined contribution plan; provided that in applying the definition of "Affiliated Company" in Article I of the Plan to determine those companies that are an "Affiliated Company" for the purposes of this Section 7.4, the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" each time it appears in Section 1563(a) of the Code.

               (f) Construction Consistent With Code. This Section is intended to satisfy the requirements imposed by Section
     415 of the Code and shall be construed in a manner that will effectuate this intent, without imposing limitations that are more stringent than those required by Section 415 of the Code.

     7.5  Reemployment After Pension Commencement

               (a) A Participant whose employment has terminated and who is receiving a Pension who is subsequently reemployed by the Company or an Affiliated Company prior to his Normal Retirement Date shall reenter the Plan in accordance with the provisions of Section 3.1. Payment of his Pension shall be continued until the Participant is credited with one year of Eligibility Service following his reemployment, at which time payment of his Pension shall cease. Upon his subsequent termination of employment, his Pension shall recommence as of the first day of the month next following his termination. This recommencement shall be treated as a new Benefit Commencement Date and the Participant shall have the same election rights as Participants who have not previously had a Benefit Commencement Date. The recommenced Pension shall consist of the sum of the Pension such Participant was receiving prior to such reemployment and any additional Pension earned during the period of reemployment pursuant to Section 7.1 or 7.2 as if no prior payments had been made, and the resulting amount shall then be reduced by the Actuarial Equivalent of any Pension payments he received prior to his reemployment, but in no event shall such actuarial adjustment reduce such Participant's Pension to an amount that is less than the Pension such Participant was receiving prior to reemployment.

               (b) A Participant whose employment has terminated and who is receiving a Pension who is subsequently reemployed by the Company or an Affiliated Company after his Normal
     Retirement Date shall continue to receive his Pension until the Plan Year in which he has completed 1000 Hours of Service. Upon completion of such 1000 Hours of service, his Pension shall cease. Upon his subsequent termination of employment, his Pension shall recommence as of the first day of the month next following his termination. This recommencement shall not be treated as a Benefit
     Commencement Date and the Pension shall be paid in the same form in which his Pension was being paid when it ceased in accordance with this Section 7.5(a). The recommenced
     Pension shall consist of the sum of the Pension such Participant was receiving prior to reemployment and any additional Pension earned during the period of reemployment pursuant to Section 7.1 or 7.2 as if no prior payments had been made, and the resulting amount shall then be reduced by the Actuarial Equivalent of any Pension payments he received prior to the cessation of Pension payments to him, but in no event shall such actuarial adjustment reduce such Participant's Pension to an amount that is less than the Pension such Participant was receiving prior to reemployment.

     7.6  Nonreduction in Benefits on Account of Social Security
     Benefit Increases

     Notwithstanding any other provisions of the Plan:

               (a) A benefit from the Plan being received by a Participant or Beneficiary shall not be decreased by reason of an increase in a benefit level or wage base under title II of the Federal Social Security Act (whether such increase is a result of an amendment of such title II or is the result of the application of the provisions of such title
     II) (any such increase being referred to hereinafter as a "Social Security Benefit Increase") effective after the later of (1) September 2, 1974; or (2) the date of first receipt of any Plan benefit by the Participant or Beneficiary (whichever receipt occurs first).

               (b) The Pension of an Inactive Participant shall not be decreased by reason of a Social Security Benefit Increase effective after the later of (1) September 2, 1974; or (2) the date of the Inactive Participant's ceasing to be an Employee.

               (c) If a Participant ceases to be an Employee and subsequently becomes an Employee and resumes participation in the Plan, the Plan benefits to which he would have been entitled had he not again become an Employee after his separation shall not be decreased by reason of a Social Security Benefit Increase effective after September 2, 1974, and during the period in which he was not an Employee.

     7.7  Top Heavy Minimum Benefit

               (a) General. Except as is provided in subsection (b), during any Top Heavy Year, the Accrued Benefit derived from Company contributions of each Participant who is a non-Key Employee and has completed 1000 Hours of Service in that Plan Year, when expressed as an annual retirement benefit, shall not be less than the lesser of two percent (2%) multiplied by the number of the Participant's years of Credited Service or twenty percent (20%) of the Participant's average "415" Compensation during the period of five (5) consecutive years during which the Participant had the greatest aggregate "415" Compensation from the Company. Years of Credited Service for purposes of the immediately preceding sentence shall not include any year of Service ending in a Plan Year beginning before January l, 1984, and shall not include any year of Service that begins after the close of the last year which was a Top Heavy Year.
     For the purposes of this Section, an annual retirement benefit is a benefit payable annually in the form of a single life annuity (with no ancillary benefits) beginning at Normal Retirement Age.

               An Employee who is not a Key Employee may not fail to accrue a minimum benefit under this Section because either
     (l) such Employee is otherwise excluded from participation
     (or accrues no benefit) merely because the Employee's "415" Compensation is less than a stated amount or (2) the Employee is otherwise excluded from participation (or accrued no benefit) merely because of a failure to make mandatory Employee contributions. If the Plan becomes Top Heavy and subsequently ceases to be Top Heavy, a Participant's Accrued Benefit shall not be reduced as a result of the Plan's ceasing to be Top Heavy and shall at no time after the Plan ceases to be Top Heavy be less than the Participant's Accrued Benefit at the end of the last year which was a Top Heavy Year.

               (b) Coordination with Other Plans. Notwithstanding the preceding provisions of this Section, the following rules shall apply for purposes of determining whether the minimum benefit requirements of this Section have been satisfied in the event that during a Plan Year the Company maintains two or more qualified plans (within the meaning of Section 1.401-1(b) of the Treasury Regulations) that are Top
     Heavy:

                         (1) If the Company maintains during a Plan Year two or more defined benefit plans (within the meaning of Section 414(j) of the Code), the minimum benefits required by this Section on behalf of a Participant who is not a Key Employee and who participates in both this Plan and such other plans shall, unless provided otherwise in such other plans, be provided under this Plan to the extent this Plan provides for a benefit accrual sufficient to satisfy such minimum, and only to the extent that such minimum is not provided under this Plan shall any portion of such minimum benefits be provided under such other plans.

                         (2) If during a Plan Year, the Company maintains this Plan and a defined contribution plan (within the meaning of section 414(i) of the Code) and a Participant who is not a Key Employee participates in both of such plans, then if such Participant is entitled to accrue a benefit under this Plan with respect to such Plan Year, and such Participant has accrued a benefit equal to or in excess of two percent
          (2%) multiplied by his number of years of Credited
          Service (excluding years of Service accrued during Plan
          Years, if any, commencing prior to January 1, 1984, and non-Top Heavy Years) multiplied by the Participant's average '415' Compensation during the five (5) consecutive year period during which the Participant had the greatest aggregate '415' Compensation from the Company, the Company shall not be required to provide for such Participant under such other plan the minimum contribution otherwise required under section 416 of the Code. For purposes of determining whether the minimum benefit provisions of this Section have been satisfied, the minimum benefit accrual under this Plan shall be offset by the benefits provided under such other plan for such Plan Year as provided in section
          1.416-I, M-l2, of the Treasury Regulations.

               (c) Construction Consistent With Code. This Section is intended to satisfy the requirements imposed by Section
     416 of the Code and shall be construed in a manner that will effectuate this intent, without imposing minimum benefit requirements that are greater than those required by Section 416 of the Code.

     7.8  Benefits From Other Plans

     In the event the Participant shall receive a benefit from or under another tax-qualified pension or retirement plan of the Company or an Affiliated Company or any predecessor thereof (whether a defined benefit plan or defined contribution plan, but excluding any savings or thrift plan), for any of his years of Credited Service (or years of accrual service with respect to his Prior Plan Benefit), his Pension under the Plan shall be reduced by the Actuarial Equivalent of such benefit from such other plan attributable to such years, unless and except to the extent inconsistent with the provisions of any collective bargaining agreement to which the Company is a party.

                           ARTICLE VIII

                   Method Of Payment Of Pension

     8.1  Normal Form of Pension

               (a) Unmarried Participant. The normal form of Pension for a Participant who is not married on his Benefit
     Commencement Date shall be a single life annuity commencing on the date specified in Section 6.1.

               (b) Married Participant with Spouse. If a Participant is married on his Benefit Commencement Date, then, unless the Participant and his Spouse elect in accordance with
     Section 8.3(a) not to receive his Pension in the form specified in this Section 8.1(b) (or the Participant elects the Joint and 75% Surviving Spouse Annuity in accordance with Section 8.2(c)), such Participant's Pension shall, except to the extent modified by a Qualified Domestic
     Relations Order, be paid in the form of a Qualified Joint and Surviving Spouse Annuity (herein so called). Under the Qualified Joint and Surviving Spouse Annuity, a reduced amount shall be payable to the Participant for his lifetime, and the Spouse, if surviving on the date of the Participant's death, shall be entitled to receive thereafter a lifetime survivorship Pension in a monthly amount equal to 50% of the reduced monthly amount that had been paid to the Participant. The reduced amount payable to the Participant shall be determined by applying the following reduction formula: the monthly Pension that would have been payable to the Participant had he received a single life annuity, after the reduction (if any) for surviving spouse death benefit coverage in accordance with Section 8.4, shall be reduced by fifteen percent (15%), provided that, effective
     March 1, 1991, the fifteen percent (15%) reduction factor shall be increased by 0.4% for each year in excess of ten
     (10) by which the Participant's age exceeds the Spouse's age and shall be decreased by 0.4% for each year in excess of ten (10) by which the Spouse's age exceeds the Participant's age; provided that in no event shall the monthly Pension to the Participant be less than that determined by applying the fifteen percent (15%) reduction factor without regard to any age difference with respect to his Accrued Benefit as of February 28, 1991.

     8.2  Optional Pension Forms

               (a) Single Life Annuity. A Participant who is married on his Benefit Commencement Date may elect to receive a Pension payable in the form of a single life annuity in lieu of a Qualified Joint and Surviving Spouse Annuity by making an election in accordance with Section 8.3(a).

               (b) Period Certain Option. A Participant may elect to receive a reduced Pension for the life of the Participant or for 120 months, whichever is longer, determined by applying the following reduction formula: the monthly Pension that would have been payable to the Participant had he received a single life annuity, after the reduction (if any) for surviving spouse death benefit coverage in accordance with
     Section 8.4, shall be reduced by ten percent (10%). A Participant who is married on his Benefit Commencement Date may elect this option only in accordance with Section 8.3.

               In the case of a Participant who is not married on his Benefit Commencement Date, the Participant may elect the Period Certain Option during a period commencing no earlier than ninety (90) days prior to his Benefit Commencement Date and after having received written notice describing

                         (l)  the normal form of benefit available under
          Section 8.1(a),

                         (2)  the Period Certain Option,

                         (3) the right of the Participant to revoke, prior to the later of his Benefit Commencement Date and the receipt of the notice, an election of the Period
          Certain Option, and

                         (4) such other information as may be required under applicable regulations.

          The election of the Period Certain Option described in
     Section 8.2(b) must be in writing on a form prescribed by the Plan Administrator and shall become effective on the later of the Participant's Benefit Commencement Date and thirty (30) days following his receipt of the notice described above or in Section 8.3(b), whichever is applicable, and may be revoked at any time prior to the Benefit Commencement Date; provided, however, that if a Participant other than (1) a Participant who has provided the Plan Administrator with a certificate of good health as of such Participant's Benefit Commencement Date, by a doctor satisfactory to the Plan Administrator, or (2) a Participant who dies of accidental causes, dies within two (2) years after his Benefit Commencement Date, such election shall be null and void as to any Beneficiary or the Participant's estate and the Participant's Spouse (if any) shall receive the benefit that would have been payable to the survivor under the Qualified Joint and Surviving Spouse Annuity form had no election been made hereunder. A Participant who has received the notice described above or in Section 8.3(b), whichever is applicable, may waive the 30-day notice requirement by making an affirmative election of the Period Certain Option, provided payment does not commence prior to the expiration of the seven (7) day period that begins on the day after the notice is given.

          If the Participant works beyond his Normal Retirement Date, the election (even if made earlier than ninety (90) days prior to his Benefit Commencement Date) may become effective as a death benefit for the period from his Normal Retirement Date (or the date of election, if later) up to his Benefit Commencement Date, provided that it is accompanied by a waiver of the Pre-Retirement Surviving Spouse Annuity under
     Section 8.4(c), if applicable. If the election of a Period Certain Option is made on or after the Participant's Normal Retirement Date but more than ninety (90) days prior to his Benefit Commencement Date, the election shall not be effective as a post-retirement benefit form unless the Participant reelects the benefit option within the period described above or in Section 8.3(a), whichever is applicable.
          If the Participant dies prior to the effective date of the Period Certain Option, the election shall be null and void except, if applicable, as a death benefit as described above. If the Beneficiary dies during the Participant's lifetime whether before or after the effective date of the option, the option election shall remain in effect and the Participant may make a new election pursuant to the above or
     Section 8.3(a), whichever is applicable, to designate a new Beneficiary. If a Participant who has elected a Period
     Certain Option continues in employment after his Normal Retirement Date and dies before retiring, the amount payable to his Beneficiary shall be determined as if the Participant had retired on the day before his death, except that the requirement that the Participant survive for two (2) years set forth above shall be disregarded. If the Beneficiary shall survive the Participant and die before receipt of all payments due under the Period Certain Option, the remaining payments shall be made to the first alternative Beneficiary designated by the Participant who shall be then surviving, or if none, the Actuarial Equivalent of such remaining payments shall be paid to the estate of such Beneficiary in a single sum.

               (c) Joint and 75% Surviving Spouse Annuity. A Participant who is married on his Benefit Commencement Date may elect to receive a reduced Pension for his lifetime, and the Spouse, if surviving on the date of the Participant's death shall be entitled to receive thereafter a lifetime survivorship Pension in a monthly amount equal to 75% of the reduced monthly amount that had been paid to the Participant. The reduced amount payable to the Participant shall be determined by applying the following reduction formula: the monthly Pension that would have been payable to the Participant had he received a single life annuity, after the reduction (if any) for surviving spouse death benefit coverage in accordance with Section 8.4, shall be reduced by twenty-one percent (21%), provided that effective March 1, 1991, the twenty-one percent (21%) reduction factor shall be increased by 0.55% for each year in excess of ten
     (10) by which the Participant's age exceeds the Spouse's age and shall be decreased by 0.55% for each year in excess of ten (10) by which the Spouse's age exceeds the Participant's age; provided that in no event shall the monthly Pension to the Participant be less than that determined by applying the twenty-one percent (21%) reduction factor without regard to any age difference with respect to his Accrued Benefit as of February 28, 1991.

               Election of the Joint and 75% Surviving Spouse Annuity must be in writing on a form prescribed by the Plan Administrator and must be filed by the Participant with the Plan Administrator no earlier than ninety (90) days prior to the earlier of his Benefit Commencement Date and his Normal Retirement Date. Such an election shall be effective on the later of the Participant's Benefit Commencement Date and thirty (30) days following his receipt of the notice described in Section 8.3(b) and may be revoked at any time prior to the later of his Benefit Commencement Date and thirty (30) days after his receipt of the notice described in Section 8.3(b); provided, however, that if a Participant other than (1) a Participant who has provided the Plan Administrator with a certificate of good health as of such Participant's Benefit Commencement Date, by a doctor satisfactory to the Plan Administrator, or (2) a Participant who dies of accidental causes, dies within two (2) years after his Benefit Commencement Date, the benefit payable to the surviving Spouse shall be limited to that which would have been payable under the Qualified Joint and Surviving
     Spouse Annuity form had no election been made hereunder. A Participant who has received the notice described in Section 8.3(b) may waive the 30-day notice requirement by making an affirmative election of the Joint and 75% Surviving Spouse Annuity, provided payment does not commence prior to the expiration of the seven (7) day period that begins on the day after the notice is given.

               If the Participant dies prior to his Benefit
     Commencement Date with respect to the Joint and 75% Surviving Spouse Annuity, the election shall be null and void, except as a Pre-Retirement Surviving Spouse Annuity. If a Participant who has elected the Joint and 75% Surviving Spouse Annuity continues in employment after his Normal Retirement Date and dies before retiring, the amount payable to his Spouse shall be determined as if the Participant had retired on the day before his death, except that the requirement that the Participant survive for two (2) years set forth above shall be disregarded.

               (d) Single Sum Payment Option. A Participant whose vested Accrued Benefit has an Actuarial Equivalent value as of his Benefit Commencement Date (determined using the interest and mortality factors set forth in Section 1.03 of Appendix A) of more than $5,000 may elect to receive a Single Sum Payment of the Actuarial Equivalent value of his vested Accrued Benefit.

     8.3  Married Participant's Election of Optional Pension Form

               (a) General. A Participant who would otherwise receive a Qualified Joint and Surviving Spouse Annuity pursuant to Section 8.1(b) and is eligible to elect to receive his Pension on one or more of the forms described in subsections (a) and (b) of Section 8.2, Section 8.6 or
     Section 8.7(c) may make such an election, or revoke such an election, provided that the Participant notifies the Plan Administrator in writing of such election or revocation of election on an appropriate form supplied by the Plan Administrator for this purpose. Notwithstanding any of the foregoing, no election made under this Section 8.3(a) during any Plan Year shall be effective unless made not more than 90 days before the Participant's Benefit Commencement Date and unless:

                         (1) the Participant's Spouse (if any) consents, or has consented, in writing, within the applicable period, to such election (which consent shall be irrevocable with respect to the election to which it was given), and

                                   (A)  such consent is witnessed by a notary
               public who is not in the employ of an Affiliated
               Company;

                                   (B)  the form of benefits (including the
               Beneficiary, if any) designated by the election may not be changed (other than revoked) without the Spouse's similarly notarized written consent
               (except to the extent, if any, that the Spouse's consent expressly permits further form of benefits elections (or Beneficiary designations) by the Participant without the Spouse's further consent);
               and

                                   (C)  the Spouse's consent acknowledges the
               effect of such election; or

                         (2) it is established to the satisfaction of the Plan Administrator that such consent cannot be obtained

                                   (A)  because the Participant has no Spouse;

                                   (B)  because the Spouse cannot be located; or

                                   (C)  because of such other circumstances as
               the Secretary of the Treasury may by regulations prescribe.

Any such consent given by the Participant's Spouse shall be irrevocable. If a Participant's then Spouse consents as required above to the Participant's election to receive a Pension in a form other than a Qualified Joint and Survivor Annuity and the Participant subsequently remarries, the subsequent Spouse shall not be bound by the former Spouse's consent. Only a consent by the subsequent Spouse pursuant to the second sentence of this
Section 8.3(a) shall bind such subsequent Spouse.

               (b)  Notification to Participant.  The Plan
     Administrator shall furnish to each Participant who is eligible to make an election under Section 8.3(a) a written explanation in nontechnical language intended to be understood by the Participant and his Spouse, if any, of

                         (1) the terms and conditions of the Qualified Joint and Surviving Spouse Annuity as specifically applicable to the Participant and his Spouse, if any,

                         (2) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Surviving Spouse Annuity form of benefit,

                         (3)  the rights of the Participant's Spouse under
          Section 8.3(a) with respect to such waiver election,

                         (4)  the right to make, and the effect of, a
          revocation of an election to waive the Qualified Joint and Surviving Spouse Annuity form of benefit, and

                         (5) such other information as may be required under applicable regulations.

          If such notification is made by mail or personal delivery, it shall be made by such time as to reasonably assure that it will be received by the Participant not more than ninety
     (90) and not less than thirty (30) days prior to the Participant's Benefit Commencement Date. Notice of the election may be given by alternative means, which must be reasonably calculated to reach the attention of the Participant on or about the time period specified in the preceding sentence and continue to reach the attention of the Participant during the period in which he may make the election (as, for example, by posting or repeated publication.)

               (c) Request for Further Information. A Participant may request additional information regarding the Qualified Joint and Surviving Spouse Annuity during the sixty (60) day period following the date the above explanation is mailed or personally delivered or otherwise communicated to such Participant. If the Participant requests additional information, the Participant may make an election not to take a Qualified Joint and Surviving Spouse Annuity at any time during the sixty (60) day period following the date the originally requested information is mailed or personally delivered to such Participant. Notwithstanding the preceding provisions, in no event shall the period during which a Participant may elect not to take a Qualified Joint and Surviving Spouse Annuity in favor of a Pension payable in a form specified in Section 8.2(a) or (b) hereof or to revoke such election expire earlier than the Participant's Benefit Commencement Date.

               (d) Revocation of Election. A Participant may revoke an election made pursuant to Section 8.3(a) during the ninety (90) day period ending on the Participant's Benefit Commencement Date, and the Participant may make a new election thereafter if it otherwise complies with Section 8.3(a). A Participant's election not to take a Qualified
     Joint and Surviving Spouse Annuity, if timely made, is effective on the Participant's Benefit Commencement Date. A Participant's revocation of an election not to take a Qualified Joint and Surviving Spouse Annuity is effective on the date the Participant notifies the Plan Administrator thereof in accordance with this Section 8.3(d). Any such new election or revocation of any election previously made shall be made in accordance with the provisions of Section 8.3(a) or this Section 8.3(d), whichever is applicable.

     8.4  Pre-Retirement Surviving Spouse Annuity

               (a) General. If a Participant who has a vested Accrued Benefit dies before his Benefit Commencement Date, a death benefit equal to the Actuarial Equivalent value of the Accrued Benefit shall be payable. If the Participant does not have a surviving Spouse, then, except to the extent modified by a Qualified Domestic Relations Order, such death benefit will be paid to the Participant's Beneficiary in a single lump sum amount as soon as practicable after establishment of the Participant's death and the completion of such standard application as the Plan Administrator may prescribe. If the Participant has a surviving Spouse, unless coverage is waived pursuant to subsection (c) or the value of the Participant's vested Accrued Benefit does not exceed $5,000, there shall automatically be provided for such Spouse a Pre-Retirement Surviving Spouse Annuity (herein so called), except to the extent modified by a Qualified Domestic Relations Order. A Pre-Retirement Surviving Spouse Annuity is a monthly annuity beginning on the Starting Date (as defined below) and ending with the payment made on the first day of the month in which the Spouse's death occurs, which annuity is the Actuarial Equivalent of the value of the Participant's Accrued Benefit. If the value of the Participant's vested Accrued Benefit does not exceed $5,000, the death benefit shall be paid in a single sum payment as soon as practicable after establishment of the Participant's death and the completion of such standard application as the Plan Administrator may prescribe.

               If the Participant's Spouse dies before the Participant, the Pre-Retirement Surviving Spouse Annuity coverage shall be revoked at the date of the Spouse's death.

               The term "Starting Date" for purposes of payment of the Pre-Retirement Surviving Spouse Annuity means

                         (1) in the case of a Participant who dies before his Normal Retirement Date and before his Benefit
          Commencement Date, the day that would have been the Participant's Normal Retirement Date, or if the surviving Spouse so elects, the first day of any earlier month that is as soon as practicable after the establishment of the Participant's death and the completion of such standard application as the Plan
          Administrator may prescribe, and

                         (2) in the case of a Participant who dies after his Normal Retirement Date and before his Benefit
          Commencement Date, the first day of the month that is as soon as practicable after the establishment of the Participant's death and the completion of such standard application as the Plan Administrator may prescribe.

               (b)  Reduction for Coverage.

                         (1) The coverage described in this Section 8.4 shall be provided automatically and without charge for periods of coverage from and after January 1, 1998.

                         (2)  In the event that a Participant elected
          similar coverage under the Prior Plan on a basis that the benefits otherwise payable to him under the Prior
          Plan would be reduced on account of such coverage (or was subject to a reduction because of a failure to reject such coverage after his separation from service), such reduction shall be applied to the benefits in respect of the Participant under this Plan, as if it had been made under this Plan.

               (c)  Waiver of Coverage.

                         (1)  A Participant's waiver of coverage and
          designation of a Beneficiary other than the surviving Spouse shall be subject to the consent of the Participant's Spouse and may be elected by the Participant at any time prior to the date of the Participant's death. If the Participant waives coverage prior to the first day of the Plan Year in which the Participant attains age thirty-five (35) and the Participant completes an Hour of Service on or after the first day of such Plan Year, the waiver shall automatically become invalid as of the first day of that Plan Year and the provisions of Section 8.4(a) shall apply as of such date, unless on or after the first day of the Plan Year in which the Participant attains age thirty-five (35), the Participant again waives coverage in accordance with this subsection (c) with the consent of his Spouse. The consent of the Participant's Spouse shall be under such conditions and in such manner as would be comparable to the rules set forth in paragraph (1) or (2) of Section 8.3(a). If a Participant has a surviving Spouse, and has waived the Pre-Retirement Surviving Spouse Annuity and designated a Beneficiary other than such Spouse in accordance with this Section 8.4, a death benefit equal to the Actuarial Equivalent value of the Accrued Benefit shall be payable to the non-Spouse Beneficiary in a single lump sum amount as soon as practicable after establishment of the Participant's death and the completion of such standard application as the Plan Administrator may prescribe.

               (2) A surviving Spouse entitled to the Pre-Retirement Surviving Spouse Annuity may, after the Participant's death and in such form and manner as the Plan Administrator may prescribe, waive the Pre-Retirement Surviving Spouse Annuity and elect, in lieu of such annuity, a single sum payment which is equal to the Actuarial Equivalent value of the Participant's Accrued Benefit and payable as soon as practicable after establishment of the Participant's death and the completion of such standard application as the Plan Administrator may prescribe.

               (d) Notification to Participant. Each Participant shall be provided, within a reasonable time after he commences or recommences active participation, and within the Notice Period (as defined below), a written explanation of the Pre Retirement Surviving Spouse Annuity and his right to waive the Pre-Retirement Surviving Spouse Annuity and designate a Beneficiary other than his surviving Spouse.
     Such explanation shall be in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of Section 8.3(b). For purposes of this subsection (d), Notice Period means the period beginning on the first day of the Plan Year in which the Active Participant reaches age thirty-two (32) and ending with the date the Participant reaches age thirty-five (35).

               (e) Commencement. Notwithstanding the above, the Starting Date shall be adjusted to the extent required by the following rules:

                         (1) in satisfaction of Section 417(e) of the Code, if the Spouse's entire benefits payable exceed
          $5,000 at the time they are payable and prior to the commencement of the distribution, no portion thereof shall be paid prior to the date the Participant, if he had not died, would have reached his Normal Retirement
          Age without the Spouse's written consent given at least thirty (30) and no more than ninety (90) days prior to payment;

                         (2) in satisfaction of Section 401(a)(9) of the Code and subject to any additional requirements or exceptions set forth in regulations promulgated under that Section by the Secretary of the Treasury (and not by way of providing any benefit or form or delay in commencement of benefit not otherwise provided under this Plan), payment of the Spouse's benefits shall, upon the election of the Spouse on a form provided by the Plan Administrator:

                                   (A) be completed not later than the last day of the calendar year containing the fifth anniversary of the Participant's death; or

                                   (B) if the benefits will be distributed over the Spouse's life or over a period not exceeding the Spouse's life expectancy, commence not later than (i) the last day of the calendar year next following the calendar year in which the Participant died, or (ii) if later, and the Spouse does not die before the commencement of payment of her benefits, not later than the last day of the calendar year in which the Participant, if he had not died, would have reached age 70-1/2.

     8.5  Lump-Sum Cashout Distribution

               (a) Immediate Distribution. If a Participant ceases to be an Employee for any reason and as of a proposed distribution date thereafter the present value of the Participant's vested Accrued Benefit does not exceed $5,000, or never exceeded $5,000 as of the date of any prior distribution, the Plan Administrator shall distribute the value of such vested Accrued Benefit (including a deemed distribution of $0 pursuant to Section 6.4); provided such distribution occurs by the end of the second Plan Year following the date of such termination. The present value of a vested Accrued Benefit shall be determined using the factors set forth in Section 1.03 of Appendix A.

               (b) Repayment. If a distribution is made to a Participant in accordance with (a) above or a Participant elects a single sum distribution under Section 8.2(d), the Participant shall thereafter not be entitled to receive any credit for years of Credited Service and Years of Vesting Service for Annual Benefit Credits under Section 7.1(b)(2) upon which the Accrued Benefit distributed was determined in the event the Participant should be reemployed by the Company and reparticipate in the Plan, unless the Participant returns to employment as an Eligible Employee prior to the earlier of the Plan's termination or incurring five (5) consecutive One-Year Breaks in Service and makes payment to the Trust of the full amount specified in accordance with the provisions of Section 2.4(c). If the reemployed Participant fails to repay the Trust within the time limit specified, the years of Credited Service and Years of Vesting Service for Annual Benefit Credits under
     Section 7.1(b)(2) completed by the Participant prior to the date of distribution shall be disregarded. An automatic repayment as of his reemployment commencement date shall be credited to a Participant who suffered a deemed cash-out as specified above, as long as such Participant returns to employment as an Eligible Employee prior to the earlier of
     (1) the Plan's termination, or (2) incurring five (5) consecutive One-Year Breaks in Service.

     8.6 Special Provisions Applicable to Former Participants in the Gimbel Brothers, Inc. Profit Sharing Plan

               (a)  Application.  This Section applies to those
     Continued Employees who had been participants in the Gimbel
     Brothers, Inc. Profit Sharing Plan ("GBI Participants").

               (b) Profit Sharing Account. For the purposes of this Section, the term "Profit Sharing Account" means the amount standing to the credit of a GBI Participant under the Gimbel Brothers, Inc. Profit Sharing Plan as of December 31, 1975.

               (c) Payment of Profit Sharing Account. Upon retirement, death, or other termination of employment of a GBI Participant, the unpaid amount of his Profit Sharing Account as of December 31, 1975, plus 5.5% interest compounded annually to December 31, 1984 and 8.25% interest compounded annually thereafter up to the date payments first commence (the "Profit Sharing Amount"), shall be paid in the form, at the time, and to the person hereinafter described.

               (d)  Form of Payment.  A GBI Participant's Profit
     Sharing Amount shall be paid in one of the following forms, as the Participant may elect, subject to Sections 8.1(b) and 8.4:

                         (1)  as a single lump sum payment; or

                         (2) in Actuarially Equivalent level installments (calculated using the interest rate of 8.25% compounded annually) over a period of 120 months; or

                         (3) payment of the Pension to which he would be entitled under the Plan if no reduction were made therein under Section 7.1(b) on account of his Profit
          Sharing Account, provided, that the portion of such Pension thus attributable to his Profit Sharing Account shall be payable as a full cash refund annuity.

               (e) Time of Payment. Payment of a GBI Participant's Profit Sharing Amount shall be made or shall commence either:

                         (1) not later than the 60th day after the close of the Plan Year in which the Participant's employment is terminated, including termination by reason of retirement or death, or

                         (2) at the same time payment of the Participant's Pension commences,

          as the Participant may elect.

               (f)  Payment to Beneficiary.

                         (1) If a GBI Participant dies before any part of his Profit Sharing Amount has been distributed to him, then his Profit Sharing Amount shall be paid to his Beneficiary.

                         (2) If prior to a GBI Participant's death, it has been determined that payment of the Participant's
          Profit Sharing Amount will be made in accordance with
          Section 8.6(d)(2) and not all such installments have been paid, then the unpaid part of said installments shall be paid to the GBI Participant's Beneficiary;
          provided, that if payments to the GBI Participant had not begun before his death, the installments shall be paid to his Beneficiary over a 60-month period beginning at the date of the GBI Participant's death.

                         (3) If such Beneficiary shall survive the GBI Participant and die before receipt of all installments due him under the preceding sentence, the remaining payments shall be made to the first alternative
          Beneficiary designated by the GBI Participant who shall be then surviving, or if none, the remaining balance of his Profit Sharing Account shall be paid to the estate of such GBI Participant's Beneficiary in a single sum.

                         (4) The Beneficiary's benefits shall commence as of and as soon as practicable after the Participant's death; provided that in satisfaction of Section
          401(a)(9) of the Code and subject to any additional requirements set forth in regulations promulgated under that Section by the Secretary of the Treasury (and not by way of providing any form or delay in commencement of benefit not otherwise provided under this Plan), payment of the Beneficiary's benefits shall be completed not later than the last day of the calendar year containing the fifth anniversary of the Participant's death, except that if the Participant's
          Beneficiary is his Spouse:

                                   (A)  payment of the Spouse's benefits shall
               commence not later than the later of (a) the last day of the calendar year next following the calendar year in which the Participant died and
               (b) the last day of the calendar year in which the Participant, if he had not died, would have reached age 70-1/2, and

                                   (B)  if the Spouse dies before the
               commencement of payment of her benefits, payment of the Beneficiary's benefits shall be completed not later than the last day of the calendar year containing the fifth anniversary of the Spouse's death.

               (g) Payment as Cash Refund Annuity. If payment of a GBI Participant's Profit Sharing Amount is made in the form of a cash refund annuity and the aggregate amount of payments made to the GBI Participant and his Spouse or other Beneficiaries on account of his Profit Sharing Amount shall, upon the expiration of such payments, be less than the amount of his Profit Sharing Amount as of the last day of the month immediately preceding the date as of which such payments commenced, the amount of the deficiency shall be paid to the Participant's Beneficiary forthwith in a single lump sum.

               (h) ERISA Allocation. For purposes of the allocation of Plan assets under Section 13.5, the Profit Sharing
     Amounts of Participants shall be deemed allocable under
     section 4044(a)(l) of ERISA.

     8.7  [Deleted]

     8.8  Special Rule for Annuities Distributed to Participants

     An annuity contract purchased to provide a benefit under this Plan and distributed to or owned by a Participant must comply with the Qualified Joint and Surviving Spouse Annuity and Pre-Retirement Surviving Spouse Annuity requirements of this Plan, including the applicable consent and present value requirements, to the same extent such requirements would apply if benefits were paid directly from the Trust Fund.

8.9  Commencement of Participant's Benefits

     To the extent required by the following rules, a Participant's benefits shall commence as of and as soon as practicable after the applicable Valuation Date:

               (a) in satisfaction of Section 411(a)(11) of the Code, if the value of a Participant's entire benefits payable exceed $5,000 at the time they are payable and prior to the commencement of distribution, or at the time of any earlier distribution, no portion thereof shall be paid during the Participant's life before he reaches his Normal Retirement
     Age without his written consent given no more than 90 days prior to such payment;

               (b) in satisfaction of Section 401(a)(14) of the Code, unless the Participant otherwise elects, payment of the Participant's benefits shall begin not later than the 60th day after the close of the Plan Year in which the last of the following occurs:

                         (1)  the Participant attains his Normal Retirement
          Age;

                         (2) the tenth anniversary of the Participant's commencement of participation in the Plan; or

                         (3)  the Participant ceases to be an Employee;
          and

               (c) in satisfaction of Section 401(a)(9) of the Code and subject to any additional requirements set forth in regulations promulgated under that Section by the Secretary of the Treasury, including Proposed Treas. Reg.
     Section 1.40l(a)(9)-2 (and not by way of providing any form or delay in commencement of benefit not otherwise provided under this Plan),

                         (1) payment of the Participant's benefits shall commence not later than April l of the calendar year following the later of (A) the calendar year in which the Participant attains age 70-1/2, or (B) in the case of a Participant who attained age 70-1/2 after December 31, 1998, and who was not a 5% owner as that term is defined in Section 416(i)(l)(B)(l) of the Code and the regulations thereunder with respect to the calendar year in which he attained age 70-1/2, the calendar year in which the Participant's Retirement occurs;

                         (2) the Participant's entire interest shall be distributed either (A) over his life or over his and his Beneficiary's joint lives, or (B) over a period not extending beyond his life expectancy or his and his Beneficiary's joint life expectancies; and

                         (3)  if the Participant dies after benefit
          payments begin and before his entire interest has been distributed, the form of distribution in effect before his death shall not be changed unless his remaining interest shall be distributed at least as rapidly as under the form of distribution in effect before he died.

                         (4)  To the extent required under
          Section 401(a)(9)(C) of the Code, if a Participant's Retirement occurs in a calendar year after the calendar year in which he attains age 70-1/2, the Participant's Cash Balance Account shall be each increased each year by the greater of (A) any additional Benefit Credits and Interest Credits allocated under Section 7.1(b), or
          (B) the actuarial adjustment to take into account the period after age 70-1/2 in which the Participant was not receiving benefit payments under the Plan. Such actuarial adjustment shall be calculated using the interest rate specified in Section 7.1(b)(3).

                         (5) In the case of an Active Participant who was required by the provisions of Section 401(a)(9)(C) of the Code as in effect prior to January 1, 1997 to commence payments before Retirement due to attainment of age 70-1/2, such Participant shall be entitled to make an irrevocable election to suspend benefit payments until after his Retirement, but in no event to later than the April 1 of the calendar year following the calendar year in which his Retirement occurs. If such a Participant elects to suspend payments, the provisions of paragraph (4) above requiring an actuarial adjustment shall apply in each year prior to Retirement that payments are suspended. Upon
          Retirement, the Participant shall have the same election rights as Participants who had not previously started benefit payments and his Pension shall be recalculated as provided in Section 7.5(a) to take into account benefits previously paid and any additional benefits earned after payments started.

               (d) Any benefit under the Plan shall satisfy the "incidental benefit" requirements of Code Section 401(a)(9), including the requirements of Prop. Treas. Reg.
     Section 1.401(a)(9)-2.

     8.10 Distributions

     All distributions hereunder shall be made by the Trustee as of the date(s) specified in this Article VIII. The Trustee shall be entitled to receive written instructions and proper notice from the Plan Administrator with respect to any distribution and shall not be required to make such distributions until such instructions have been received in a form which in the opinion of the Trustee is sufficiently clear with respect to the distributions required.

     8.11 No Other Death Benefits

     There are no death benefits payable under this Plan following a Participant's death except as expressly provided in this Article VIII.

8.12 Special Retirement Program

               (a) This Section shall be applicable to Participants on the payroll of an Affiliated Company as of January 2, 1994, who (1) will have been credited with five (5) or more years of Vesting Service and have attained the age of sixty-two (62) on or before December 31, 1993, or (2) will have been credited with one (1) or more years of Eligibility
     Service and have attained the age of sixty-five (65) on or before December 31, 1993. A Participant who meets such conditions may elect to retire under the Special Retirement Program on any date between January 12, 1994, and March 11, 1994, provided that such Participant must terminate employment on or before April 15, 1994, and must execute a Special Retirement Program Agreement and General Release
     Form. The Participant's Pension shall begin on the first day of the month on or following his date of retirement.
     This Section shall also apply to Participants who retired on or after October 1, 1993, and otherwise meet the above age and service requirements.

               (b) In addition to his Accrued Benefit computed under the preceding provisions of the Plan, a Participant who retires under the Special Retirement Program and was credited with a year of Credited Service during the 1993
     Plan Year shall receive an increase in his Accrued Benefit equal to three percent (3%) of the Participant's
     Compensation as determined for the 1993 Plan Year. Each Participant who retires under the Special Retirement Program shall also receive a benefit with a present value equal to his Compensation for 1993 multiplied by the ratio of his years of Credited Service as of December 31, 1993, to fifty-two (52). The present value of such benefit shall be converted to an increase in his Accrued Benefit hereunder on the basis of the immediate interest assumption in use by the Pension Benefit Guaranty Corporation on January 1, 1994, and the UP-84 Mortality Table set back one (1) year. Each Participant who retires under the Special Retirement Program shall also have no reduction for early retirement under
     Section 7.2 applied to his Accrued Benefit.  All
     Participants who retire under the Special Retirement Program will be deemed to be fully vested.

               (c) A participant who retires under this Section 8.12 may elect, with Spouse consent if applicable, to receive his Pension in any of the forms of payment permitted by Section
     8.1 or Section 8.2. Alternatively, the Participant may elect, with Spouse consent if applicable, to receive the present value of the entire special retirement benefit in a single sum, calculated on the basis of the immediate interest assumption in use by the Pension Benefit Guaranty Corporation on January 1, 1994, and the UP-84 Mortality
     Table set back one (1) year.

               (d) If a Participant who is eligible to retire under the Special Retirement Program dies prior to retirement, a Death benefit may be payable hereunder as described below:

                         (1) If the Participant dies on or after January 12, 1994, and on or before March 11, 1994, without having elected to retire under the Special Retirement
          Program his surviving Spouse, if any, may be entitled to a death benefit determined in accordance with
          Section 8.4.  Any such death benefit shall be
          calculated without regard to the provisions of this
          Section 8.12."

                         (2) If the Participant dies after having elected to retire under the Special Retirement Program but without having elected a method of payment of his benefit, his surviving Spouse, if any, shall be entitled to receive a death benefit equal to the benefit that would have been payable to such Spouse had the Participant retired on the day before his date of death and chosen to receive the benefit in the form of the Qualified Joint and Surviving Spouse Annuity. The
          Spouse may choose to receive the death benefit as a monthly Pension payable for life or in a single sum payment equal to the present value of the monthly
          Pension that would otherwise have been paid. If this Participant is not married, the death benefit shall be calculated as if he had a surviving Spouse of the same age as the Participant. The present value of the death benefit shall be paid to the Participant's Beneficiary in a single sum. The present value of this death benefit shall be determined on the basis of the immediate interest assumption in use by the Pension
          Benefit Guaranty Corporation on January 1, 1994, and the UP-84 Mortality Table set back one (1) year.

                         (3) If the Participant dies after electing to retire under the Special Retirement Program and after electing, with Spouse consent, if applicable, the form of payment of his benefit, the death benefit shall be paid to the Participant's Spouse or Beneficiary in accordance with the form of payment chosen by the Participant.

               (e) If a Participant who is eligible to retire under this Section 8.12 does not elect to retire during the period from January 12, 1994, through March 11, 1994 this Section
     8.12 shall be null and void and have no future effect on the determination of the Participant's benefit under the Plan.

               (f) This provision was added to the Plan January 12, 1994.

     8.13 Optional Direct Rollovers

     Any Participant or Spouse entitled to receive an eligible rollover distribution which is two hundred dollars ($200) or more at date of distribution, in any Plan Year beginning on or after January 1, 1993, may elect to have such distribution paid directly to an eligible retirement plan, in which case such person shall specify to the Affiliated Company, in such form and manner as the Affiliated Company may require, the eligible retirement plan to which such eligible rollover distribution is to be transferred. If the Participant or Spouse makes such an election, the distribution shall be made by the Trustee in the form of a direct transfer the eligible retirement plan.

     For purpose of the preceding paragraph, an eligible rollover distribution is a distribution of all or any portion of the balance to the credit of the Participant in this Plan, excluding any distribution which (1) is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) or the joint lives (or joint life expectancies) of the recipient and the recipient's designated beneficiary; (2) is for a specified period of ten (10) years or more; or (3) is required to be made under Section 401(a)(9) of the Code. An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract), a trust described in Section 401(a) of the Code that is exempt from tax under Section 501(a) of the Code, or an annuity plan described in
Section 403(a) of the Code.

                            ARTICLE IX

                      Administration of Plan

     9.1  Appointment of Plan Administrator

     There shall be a Plan Administrator who shall be an officer of the Company appointed by the Board of Directors and identified in Appendix B hereto. The Plan Administrator shall hold office until his death, resignation, disqualification or removal.

     9.2  Resignation and Removal of Plan Administrator

     The Plan Administrator may resign at any time by giving written notice to the Board of Directors, effective as therein stated. The Plan Administrator may, at any time, be removed by the Board of Directors.

9.3  Appointment of Successor

     Upon the death, resignation, disqualification or removal of the Plan Administrator, the Board of Directors may appoint a successor. Notice of appointment of a successor shall be given by the Board of Directors in writing to the Plan Administrator and to the Trustee.

9.4  Power and Duties of the Plan Administrator

     The Plan Administrator shall have full power and authority to control and manage the operation and administration of the Plan and to construe and apply all of its provisions, provided that the Plan Administrator shall have no power, authority, or responsibility with respect to those matters which are the responsibility of the Trustee. Any action taken in good faith by the Plan Administrator in the exercise of authority conferred upon him by this Plan shall be conclusive and binding upon Participants, their Beneficiaries and all other persons. All discretionary powers conferred upon the Plan Administrator shall be absolute, provided that no discretionary power shall be exercised in such manner as to cause or create discrimination in favor of Highly Compensated Employees. The authority of the Plan Administrator shall include, but not by way of limitation, the following:

               (a) Authority to interpret the provisions of the Plan and to determine any questions arising under the Plan or in connection with the administration or operation thereof, except with respect to issues and questions described in
     Section 10.4(g);

               (b) Authority to determine all questions affecting the eligibility of any person to be, become or remain a Participant in the Plan;

               (c) Authority to determine the Service of any person and to compute the amount of benefit or other sum payable under the Plan to any person;

               (d) Authority to determine all questions regarding the status of any person as a Participant;

               (e)  Authority to authorize and direct all
     disbursements of benefits and other sums under the Plan and to determine the manner in which benefits shall be payable to Participants;

               (f) Authority to adopt such rules as he may deem desirable for the purpose of regulating the conduct and discharge of his business and duties in the administration of the provisions of the Plan, provided that such rules shall not be inconsistent with the provisions of the Plan;

               (g) Authority to employ such counsel and agents, and to obtain such clerical, administrative, accounting, medical, legal, insurance and actuarial services as he may deem necessary or appropriate in carrying out the provisions of the Plan, including authority to employ one or more persons to render advice with regard to any responsibility which any person may have under the Plan; and

               (h) Authority to purchase such liability insurance and bonds as he may deem appropriate in connection with the operation and administration of the Plan.

9.5  Delegation of Duties

     The Plan Administrator may designate other persons (or committee(s) of persons) to carry out fiduciary or other responsibilities (other than responsibilities for the management or control of Plan assets) under the Plan. The Plan Administrator, and any person delegated under the provisions hereof to carry out any responsibilities under the Plan, shall be entitled to rely upon information, data, and documentation furnished by any Company; tables, valuations, certificates, and reports furnished by actuaries; and upon certificates, reports, and opinions made or given by any accountant, legal counsel or other expert or advisor (who may be employed or retained by one or more Affiliated Companies) selected or approved by the Plan Administrator; and the Plan Administrator and any delegate thereof shall not be liable, except to the extent provided by law, for any action taken, suffered or omitted by them in good faith or for any such action in reliance upon any such actuary, accountant, legal counsel or other expert or advisor, or upon any information, data, documentation, report, or opinion furnished by the same or by any Company.

9.6  Plan Administrator's Account

     A Plan Administrator who is also a Participant hereunder shall not rule on any question involving his own interest under the Plan, as distinguished from interests of others similarly situated. In such event, the determination shall be made by a person appointed by the majority of the Pension Fund Committee (excluding the Plan Administrator if he is a member of the Pension Fund Committee).

9.7  Compensation of Plan Administrator

     The Plan Administrator shall serve as such without compensation from the Plan, but may receive compensation from an Affiliated Company for so serving.

9.8  Expenses

     Ordinary and necessary expenses incurred in connection with the establishment or termination of the Plan may be paid from the Trust Fund to the extent allowed under Section 403(c)(1) of ERISA. Ordinary and necessary expenses incurred for any Plan Year in connection with administering the Plan (including the cost of any bond required under Section 412 of ERISA), other than establishment or termination expenses, may be paid from the Trust Fund. To the extent expenses incurred in establishing, administering or terminating the Plan are not paid from the Trust Fund they shall be paid by the Affiliated Companies.

9.9  Information Required From Participants

     Each Participant or Beneficiary will furnish to the Plan Administrator such information in writing as the Plan Administrator considers necessary or desirable for purposes of administering the Plan, and the provisions of the Plan respecting any payments thereunder are conditional upon the Participant's or Beneficiary's furnishing promptly such true, full and complete information as the Plan Administrator may request. Any notice or information which, according to the terms of the Plan or the rules of the Plan Administrator, must be filed with the Plan Administrator shall be deemed so filed at the time that it is actually received by the Plan Administrator.

9.10 Records

     The Plan Administrator shall keep, or cause to be kept, all such books, accounts, records or other data as may be necessary or advisable in his judgment for the administration of the Plan and properly to reflect the affairs thereof.

9.11 Reports to Participants

     The Plan Administrator shall furnish to each Participant who so requests in writing, a report of the Participant's Accrued Benefit as of the most recent Valuation Date. In no case shall a Participant be entitled to more than one such report during any one twelve-month period. In the case of a Participant who is no longer an Employee, a mailing of such report to his last known home address by first class mail shall be sufficient.

9.12 Multiple Fiduciary Capacity

     Nothing in this Plan shall be deemed to prohibit any person or group of persons from serving in more than one fiduciary capacity with respect to the Plan.

                            ARTICLE X

                      Pension Fund Committee

     10.1 Appointment of Pension Fund Committee

     There shall be a Pension Fund Committee which shall consist of not fewer than three (3) members appointed by the Board of Directors. Members of the Pension Fund Committee may, but need not, include the Plan Administrator. Members of the Pension Fund Committee shall hold office until their death, resignation, disqualification or removal. The Pension Fund Committee shall constitute the Named Fiduciary with respect to the responsibilities allocated to it by the provisions of this Plan.

10.2 Resignation and Removal of Members

     Any member of the Pension Fund Committee may resign at any time by giving written notice to the other members and to the Board of Directors, effective as therein stated. Any member of the Pension Fund Committee may, at any time, be removed by the Board of Directors.

10.3 Appointment of Successors

     Upon the death, resignation, disqualification or removal of any member of the Pension Fund Committee, the Board of Directors may appoint a successor. Notice of appointment of a successor member shall be given by the Board of Directors in writing to the Trustee and to the Pension Fund Committee.

10.4 Committee Powers

     The Pension Fund Committee shall have full power and authority to discharge the responsibilities allocated to it pursuant to the Plan. The Pension Fund Committee shall have no power, authority or responsibility with respect to those matters which are the responsibility of the Plan Administrator. Any action taken in good faith by the Pension Fund Committee in the exercise of authority conferred upon it by this Plan shall be conclusive and binding upon Participants, their Beneficiaries and all other persons. All discretionary powers conferred upon the Pension Fund Committee shall be absolute, provided that no discretionary power shall be exercised in such manner as to cause or create discrimination in favor of Highly Compensated Employees. Except to the extent delegated to the Trustee under, or pursuant to, the Trust Agreement, the authority of the Pension Fund Committee shall include, but not by way of limitation, the following:

               (a) Authority to control, invest, reinvest, manage and dispose of all assets of the Trust Fund;

               (b) Authority to select and to direct the Trustee with respect to investment and reinvestment of the assets of the Plan and authority to make any decision respecting assets of the Plan;

               (c) Authority to direct the Trustee to undertake and assume the authority and responsibility to invest and reinvest the assets of the Plan and to make any decision respecting assets of the Plan, provided that any such direction shall be in writing;

               (d) Authority to make or provide for the making of any audit or examination of the investment affairs of the Plan;

               (e) Authority to engage such legal, actuarial, accounting and other professional services as it may deem proper, including authority to employ one or more persons to render advice with regard to any responsibility which the Pension Fund Committee, any member thereof or any other person designated under Section 10.5 may have under the Plan;

               (f) Authority to select the Actuary, to establish the Plan's funding policy and investment guidelines, and to establish and maintain a funding standard account and to make credits and charges to such account to the extent required by and in accordance with the provisions of Section
     412 of the Code;

               (g) Authority to interpret and construe the Plan with respect to the investment, reinvestment, and disposition of Plan assets; and

               (h) Authority to perform or cause to be performed such further acts as it may deem to be necessary, appropriate or convenient in the exercise of its power and authority under the Plan.

     10.5 Allocation and Delegation of Duties

     By action of the Pension Fund Committee, duly reflected in its minutes, the Pension Fund Committee may allocate its fiduciary responsibilities among its members and may designate other persons to carry out fiduciary or other responsibilities under the Plan. Pursuant to this Section 10.5, the Pension Fund Committee may appoint from among its members a chairman and may appoint a secretary who need not otherwise be a member of the Committee, each of whom shall have such powers as the Pension Fund Committee may provide from time to time. The foregoing provisions of this Section 10.5 shall not limit the authority of the Pension Fund Committee to appoint one or more Investment Managers in accordance with Section 10.6. The Pension Fund Committee, and any person delegated under the provisions hereof to carry out any responsibilities under the Plan, shall be entitled to rely upon information, data, and documentation furnished by any Company; tables, valuations, certificates, and reports furnished by actuaries; and upon certificates, reports, and opinions made or given by any accountant, legal counsel or other expert or advisor (who may be employed or retained by one or more Affiliated Companies) selected or approved by the Pension Fund Committee; and the members of the Pension Fund Committee and any delegate thereof shall not be liable, except to the extent provided by law, for any action taken, suffered or omitted by them in good faith or for any such action in reliance upon any such actuary, accountant, legal counsel or other expert or advisor, or upon any information, data, documentation, report, or opinion furnished by the same or by any Company.

10.6 Investment Manager

     The Pension Fund Committee may appoint one or more Investment Managers (as defined in Section 3(38) of ERISA) to manage all or any part of the assets of the Plan. Such appointment shall be reflected in the minutes of the Pension Fund Committee. The Investment Manager(s) shall discharge its duties in accordance with applicable law and in particular in accordance with Section 404(a)(l) of ERISA. The Investment Manager(s), when appointed, shall have such responsibility to manage the assets of the Plan as the Pension Fund Committee shall designate, and the Pension Fund Committee shall thereafter have no responsibility for the management of such assets to the extent that responsibilities are designated to be the responsibilities of the Investment Manager(s).

10.7 Committee Procedure

     A majority of the members of the Pension Fund Committee at any time shall constitute a quorum, and any action by a majority of the members present at any meeting, or authorized by a majority of the members in writing without a meeting, shall constitute the action of the Pension Fund Committee. A member of the Pension Fund Committee who is also a Participant hereunder shall not vote on any question involving his own interest under the Plan, as distinguished from interests of others similarly situated. The Pension Fund Committee may authorize each or any one or more of its members to execute any document or documents on behalf of the Pension Fund Committee, in which event it shall notify the Trustee in writing of such action and the name or names of its members so designated, and the Trustee may thereafter accept and rely upon any document executed by such member or members as representing action by the Pension Fund Committee until the Pension Fund Committee shall file with the Trustee a written revocation of such designation.

10.8 Compensation and Expenses of Committee

     Members of the Pension Fund Committee shall serve as such without compensation from the Plan, but may receive compensation from an Affiliated Company for so serving. The compensation, or fees, as the case may be, of all officers, agents, counsel, the Trustee, the Investment Manager(s), or other persons retained or employed by the Pension Fund Committee shall be fixed by the Pension Fund Committee. Expenses other than the compensation of members of the Pension Fund Committee shall be paid in accordance with Section 9.8.

10.9 Records

     The Pension Fund Committee shall keep a record of all its proceedings and shall keep, or cause to be kept, all such books, accounts, records or other data as may be necessary or advisable in its judgment to carry out its responsibilities hereunder and properly to reflect its affairs, provided that nothing in this
Section 10.9 shall require the Pension Fund Committee or any member thereof to perform any act which, pursuant to law or the provisions of this Plan, is the responsibility of the Plan Administrator, nor shall this Section 10.9 relieve the Plan Administrator of such responsibility.

10.10     Funding Policy

     The Pension Fund Committee shall periodically review pertinent Employee information and Plan data in order to establish the Plan's funding policy and to determine the appropriate methods of carrying out the Plan's objectives. The Pension Fund Committee shall periodically communicate to the Trustee and Investment Manager, if any, the Plan's short-term and long-term financial needs so investment policy can be coordinated with Plan financial requirements.

                            ARTICLE XI

                              Claims

     11.1 Claims for Benefits

     Any claim for benefits by a Participant or anyone claiming through a Participant under the Plan shall be delivered in writing by the claimant to the Plan Administrator. The claim shall identify the benefits being requested and shall include a statement of the reasons why the benefits should be granted. The Plan Administrator shall grant or deny the claim. If the claim is denied in whole or in part, the Plan Administrator shall give written notice to the claimant setting forth: (a) the reasons for the denial, (b) specific reference to pertinent Plan provisions on which the denial is based, (c) a description of any additional material or information necessary to request a review of the claim and an explanation of why such material or information is necessary, and (d) an explanation of the Plan's claim review procedure. The notice shall be furnished to the claimant within a period of time not exceeding 90 days after receipt of the claim, except that such period of time may be extended, if special circumstances should require, for an additional 90 days commencing at the end of the initial 90-day period. Written notice of any such extension shall be given to the claimant before the expiration of the initial 90-day period and shall indicate the special circumstances requiring the extension and the date by which the final decision is expected to be rendered.

11.2 Appeals Procedure

     A claimant who has been denied a claim for benefits, in whole or in part, may, within a period of 60 days following his receipt of the denial, request a review of such denial by filing a written notice of appeal with the Plan Administrator. In connection with an appeal, the claimant (or his authorized representative) may review pertinent documents and may submit evidence and arguments in writing to the Plan Administrator. The Plan Administrator shall decide the questions presented by the appeal, either with or without holding a hearing, and shall issue to the claimant a written notice setting forth: (a) the specific reasons for the decision and (b) specific reference to the pertinent Plan provisions on which the decision is based. The notice shall be issued within a period of time not exceeding 60 days after receipt of the request for review; except that such period of time may be extended, if special circumstances (including, but not limited to, the need to hold a hearing) should require, for an additional 60 days commencing at the end of the initial 60-day period. Written notice of any such extension shall be provided to the claimant prior to the expiration of the initial 60-day period. The decision of the Plan Administrator shall be final, binding, and conclusive.

                           ARTICLE XII

                    Amendment and Termination

     12.1 Amendment

     The Board of Directors shall have the right at any time, and from time to time, to modify or amend in whole or in part, any or all of the provisions of the Plan, but, except as otherwise provided in this Article XII or Section 4.4, or as otherwise permitted by Section 411(d)(6) of the Code, no such amendment or modification shall have the effect of revesting in the Companies any part of the Trust Fund or reducing the accrued benefits of Participants or of diverting any part of the Trust Fund to any purpose other than for the exclusive benefit of Participants and their Beneficiaries and the payment of reasonable Plan administration expenses.

12.2 Termination, Partial Termination, or Discontinuance of
Accruals

     The Board of Directors shall have the right, at any time, to suspend or discontinue (i.e., "freeze") all future benefit accruals and new participation hereunder, to suspend or discontinue the Company's contributions hereunder, or to terminate or partially terminate the Plan. The Plan shall terminate upon the first to occur of the following: (a) the date terminated by action of the Board of Directors; (b) the date terminated by action of the Pension Benefit Guaranty Corporation;
(c) the date the Company shall be judicially declared bankrupt or insolvent; or (d) the dissolution, merger, consolidation, or reorganization of the Company, unless the successor makes provision to continue the Plan as provided in this Article XII, in which event the successor shall be substituted as the Company under the Plan. Upon the termination or partial termination of the Plan, the Accrued Benefit of affected Participants, to the extent funded as of such date, shall be nonforfeitable. This provision shall be interpreted in accord with the rules of
Section 411(d)(3) of the Code and the Treasury regulations thereunder.

     Any Company may, by action of its board of directors, withdraw at any time from participation in the Plan, at which point the Participants who are its Eligible Employees shall become Inactive Participants.

     12.3 Procedure on Termination

     In the event of termination of the Plan, the Company shall wind up and liquidate the Plan and Trust and distribute the assets thereof, after deduction of all expenses, to the Participants and Beneficiaries in accordance with their respective Accrued Benefits as determined as of the date of Plan termination (taking into account only Service credited through such date).

12.4 Partial Termination

     Upon termination of this Plan with respect to a group of Participants which constitutes a partial termination of the Plan, the Trustee shall allocate and segregate for the benefit of the Participants with respect to which the Plan is being terminated the proportionate interest of such Participants in the Trust Fund. Such proportionate interest shall be determined by the Actuary. The Actuary shall make this determination upon the basis of the contributions made by the Company, Accrued Benefits of the affected Participants as of the date of partial termination, the provisions of this Article XII, and such other considerations as the Actuary deems appropriate. The Plan fiduciaries shall have no responsibility with respect to the determination of any such proportionate interest.

     The funds so allocated and segregated shall be used by the Trustee to pay benefits to or on behalf of the affected
Participants in accordance with Section 12.5 hereof.

12.5 Liquidation of Trust Fund

     Upon termination or partial termination of the Plan, the assets of the Trust Fund or the portion thereof segregated in accordance with Section 12.4, shall be liquidated (after provision is made for the expenses of liquidation) by the payment or provision for the payment of benefits in the following order of priority:

               (a) Certain Benefits Payable Three Years Prior to Termination. The available assets of the Trust Fund shall first be allocated to provide Pensions that were in pay status three (3) or more years before the effective date of Plan termination, or that could have been in pay status at the beginning of such three-year period had the Participant not deferred the commencement of his Pension by failing to elect earlier commencement, or that could have become payable had a Participant's Retirement occurred immediately prior to the beginning of such three-year period, provided that:

                         (1)  the portion of the Pension payable to a
          Participant or the Beneficiary of a Participant (or that could have been payable) shall be based on the provisions of the Plan in effect five (5) years prior to the effective date of Plan termination; and for this purpose, the first Plan Year in which an amendment became effective, or was adopted, if later, shall constitute the first year an amendment was in effect;
          and further provided that,

                         (2) if the Pension payable under the Plan had been changed, either by amendment or due to the form in which the Pension is being paid, during the three-year period ending on the effective date of Plan termination, then the lowest benefit in pay status during such three-year period shall be considered the benefit in pay status for purposes of this category
          (a).

               (b) Other Benefits Eligible for Termination Insurance. To the extent that the amount of a Pension has not been provided in the foregoing category (a), the remaining assets shall be allocated to provide any Pension provided under the Plan for a Participant whose employment terminated prior to the effective date of Plan termination, or any immediate or deferred Pension that would have been payable, without regard to Section 12.2 hereof, to or on behalf of a Participant, had his employment terminated for a reason other than death, on the effective date of Plan termination, provided that the amount of a Pension to be provided under this category (b) shall be determined as follows:

                         (1)  the portion of the Pension payable to a
          Participant or the Beneficiary of a Participant (or that could have been payable) based on the provisions of the Plan in effect five (5) years prior to the effective date of Plan termination; and for this purpose, the first Plan Year in which an amendment became effective, or was adopted, if later, shall constitute the first year an amendment was in effect;
          plus

                         (2)  the portion of the Pension payable to a
          Participant or the Beneficiary of a Participant which would have been included in (1) above had the Plan or a Plan amendment been in effect five (5) years prior to the effective date of Plan termination, determined as follows: twenty percent (20%) for each Plan Year (less than five (5)) that the Plan or an amendment thereto was in effect, multiplied by the amount that would have been included under paragraph (1) for such Participant or Beneficiary had the Plan or the amendment been in effect for five (5) Plan Years as of the effective date of Plan termination; provided that,

                         (3) no benefit payable under this category (b) to a Participant or Beneficiary shall exceed an amount with an actuarial value of a monthly benefit in the form of a life only annuity commencing at age sixty-five (65) equal to $750 multiplied by a fraction, the numerator of which is the contribution and benefit base determined under Section 230 of the Social Security Act in effect at the effective date of Plan termination and the denominator of which is such contribution and benefit base in effect in calendar year 1974.

               (c) Other Vested Benefits. To the extent that the amount of a Pension has not been provided in the foregoing categories (a) and (b), the remaining assets shall be allocated to provide the benefit payable under the Plan to or on behalf of a Participant whose employment terminated prior to the effective date of Plan termination, or that would have been payable to or on behalf of a Participant had his employment terminated for a reason other than death on the effective date of Plan termination, in the following order of preference:

                         (1) to any Participant who retired prior to the effective date of Plan termination under Sections 6.1 or 6.2 or Beneficiary who was receiving benefits under the Plan on the effective date of Plan termination;

                         (2)  to any Participant who satisfied the
          requirements for a Normal Retirement Pension specified in Section 6.1, but who was not receiving benefits under the Plan on the effective date of Plan termination;

                         (3)  to any Participant who satisfied the
          requirements for an Early Retirement Pension specified in Section 6.2, but who was not receiving benefits under the Plan on the effective date of Plan termination; and

                         (4)  to any Participant whose employment had
          terminated prior to the effective date of Plan termination with entitlement to a Deferred Vested
          Pension under Section 6.4, or who would have been eligible, without regard to Section 12.2 hereof, for a Deferred Vested Pension under said section had his employment terminated on the effective date of Plan termination.

               (d) Other Benefits. To the extent that the amount of a Pension has not been provided in the foregoing categories
     (a), (b) and (c), the Plan assets shall be further allocated to provide the benefits accrued under the Plan, without regard to the satisfaction of the vesting requirements of this Plan, with respect to each Participant whose employment had not terminated as of the effective date of Plan termination, according to the respective actuarial value of each such Participant's Accrued Benefit as of the date of Plan termination. In no event may a Participant receive benefits hereunder for Service which may accrue after the date of Plan termination.

               If the assets of the Trust Fund applicable to any of the above categories are insufficient to provide full benefits for all persons in such group, the benefits otherwise payable to such persons shall be reduced proportionately. The Actuary shall calculate the allocation of the assets of the Trust Fund in accordance with the above priority categories, and certify his calculations to the Plan fiduciaries. No liquidation of assets and payment of benefits (or provision therefor) shall actually be made by the Trustee until after it is advised by the Company in writing that applicable requirements, if any, of ERISA governing termination of "Employee Pension Benefit Plans" have been, or are being, complied with or that appropriate authorizations, waivers, exemptions, or variances have been, or are being obtained.

     12.6 Reversion of Residual Amounts

     All residual amounts shall revert to the Company. For purposes of this Section, the term "residual amounts" shall mean all Plan assets remaining after the payment of all Plan expenses and the satisfaction of all benefit liabilities accrued hereunder as of the date of Plan termination, without regard to any Service or benefits which may accrue after the date of Plan termination.

12.7 Successor Employer

     In the event of the dissolution, merger, consolidation, or reorganization of the Company, provision may be made by which the Plan and Trust will be continued by the successor, and, in that event, such successor shall be substituted for the Company under this Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all of the powers, duties and responsibilities of the Company under the Plan.

12.8 Manner of Distribution

     Subject to the provisions of this Article XII, any distribution after termination of the Plan may be made, in whole or in part, to the extent that no discrimination in value results, in cash, in securities, or other assets in kind, or in nontransferable annuity contracts, as the Plan Administrator, in its discretion, shall determine.

12.9 Merger or Consolidation of Plan Assets; Mergers into the
Plan; Transfers of Plan Assets

     Subject to satisfying the requirements of this Section and
Section 411(d)(6) of the Code:

               (a) Upon the approval of the Board of Directors and the new or successor employer of the affected Participants, the Plan may be merged into or consolidated with another defined benefit plan, and all or a portion of its assets or liabilities may be transferred to another plan; provided that such other plan and its related trust (1) are qualified within the meaning of Sections 401(a) and 501(a) of the Code ("tax-qualified"), and (2) assume the Plan liabilities of all affected Participants.

               (b) Upon the approval of the Board of Directors and the employer of the affected Participants, any other tax-qualified defined benefit plan sponsored by an Affiliated Company may be merged into this Plan, with this Plan as the surviving instrument. Thereupon:

                         (1) The Affiliated Company shall become a co-sponsor of the Plan, included in the definition of Company hereunder. In any such case, the Plan shall remain a single plan with any and all of its assets
          (regardless of the entity to whose contributions such assets can be traced) available to pay the benefits of each Participant and Beneficiary hereunder and any other liabilities of the Plan.

                         (2)  The assets of the merged plan shall be
          transferred to the Trustee and be assets of the Plan, and the liabilities of the merged plan shall be liabilities of the Plan.

                         (3) Each participant in the merged plan shall become a Participant in the Plan on the merger date, with accrued or vested benefits under the Plan equal to his accrued or vested benefits under the merged plan, and thereafter shall continue to participate in the Plan in accordance with its terms.

                         (4) If so directed by the Board of Directors, there shall be a separate accounting of the benefits of a Participant transferred from the merged plan and any other benefits of the Participant under the Plan, such that contributions, gains, losses, withdrawals, forfeitures, and other credits or charges are allocated between the transferred benefits and any other benefits on a reasonable and consistent basis.

               (c) Upon the approval of the Pension Fund Committee, the assets and liabilities of the Prior Plan with respect to the Prior Plan Benefit of Continued Employees may be transferred to this Plan. Upon the approval of the Board of Directors and the employer of the affected Participants, the assets and liabilities of any other tax-qualified defined benefit plan may be transferred to this Plan.

To the extent that Section 401(a)(12) or 414(1) of the Code is applicable and in accordance therewith, no merger, consolidation, or transfer pursuant to this Section 12.9 shall be consummated unless each Participant and Beneficiary under the Plan (or, in the case of subsection (a), each participant in the merged, transferee, or successor plan) would, if the resulting plan (or, in the case of subsections (b) or (c), the Plan) then terminated, receive a benefit immediately after the merger, consolidation, or transfer that is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer, if the Plan (or, in the case of subsections (b) and (c), the transferor or predecessor plan) had then terminated; provided that the foregoing provisions of this Section shall not apply if such alternative requirements that may be imposed by the regulations under Section 414(1) of the Code are satisfied.

                           ARTICLE XIII

     Restrictions Applicable To Highly Compensated Employees

     13.1 Restriction on Benefits of Highly Compensated Employees

     In the event of termination of the Plan, the benefit of any Highly Compensated Employee shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

13.2 Restrictions on Distributions to Top 25 Highly Compensated
Employees

               (a) General Rule. Annual payments to a Highly Compensated Employee in the group consisting of the twenty-five (25) Highly Compensated Employees paid the greatest '414(s) Compensation' shall be restricted to an amount equal to the payments that would be made on behalf of the Highly Compensated Employee under a single life annuity that is the Actuarial Equivalent of the sum of such Employee's Accrued Benefit and such Employee's other benefits (including loans in excess of the amounts set forth in Section 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living employee or former employee, and any death benefits not provided for by insurance on the employee's or former employee's life) under the Plan.

               (b) Exception to the General Rule. The restrictions of subsection (a) of this Section 13.2 shall not apply if:

                         (1) After taking into account payment to or on behalf of the employee of all benefits payable to or on behalf of that employee under the Plan, the value of Plan assets equals or exceeds one hundred and ten percent (110%) of the value of current liabilities. as defined in Section 412(1)(7) of the Code;

                         (2) The value of the benefits payable to or on behalf of such Employee are less than one percent (1%) of the value of the Plan's current liabilities before the distribution; or

                         (3) The value of the benefits payable to or on behalf of the Employee does not exceed the amount described in Section 411(a)(11)(A) of the Code.

     13.3 Termination of Restrictions

     In the event it is determined by the Internal Revenue
Service that the provisions of this Article are no longer necessary for the Plan to qualify under section 401 of the Code, this Article shall thereupon be void without the necessity of further amendment of the Plan.

                           ARTICLE XIV

                     Miscellaneous Provisions

     14.1 No Contract of Employment

     The adoption and maintenance of this Plan shall not be deemed to constitute a contract of employment or otherwise between any Affiliated Company and any Employee, former Employee or Participant, or to be a consideration for, or an inducement or condition of, any employment. Nothing contained herein shall be deemed to give to any Employee, former Employee or Participant the right to be retained in the service of any Affiliated Company or to interfere with the right of any Affiliated Company employing such person to discharge, with or without cause, any Employee, former Employee or Participant at any time.

     14.2 No Liability for Benefits

     Any benefits payable under this Plan shall be paid or provided for solely from the Trust Fund and are limited to the then available assets of the Trust Fund, and the Affiliated Companies assume no liability or responsibility therefor. In addition, the Companies do not guarantee the Trust Fund from loss or depreciation, or the payout of any money which may be or becomes due to any person from the Trust Fund. The obligations of the Companies hereunder are limited solely to the making of contributions to the Trust Fund as provided for in this Plan.

14.3 Exclusive Benefit of Trust Fund

     Except as otherwise provided in Section 4.4 and Article XII, the assets of the Trust Fund shall be held for the exclusive purposes of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan and shall not inure to the benefit of any Company or Affiliated Company.

14.4 Nonalienation

               (a) General. None of the benefits, payments, proceeds, claims or rights of any Participant or Beneficiary hereunder shall be subject to any claims of any creditor of such person, nor shall any such Participant or Beneficiary have any right to alienate, anticipate, commute, pledge, encumber or assign any claim or right hereunder or any of the benefits or payments of proceeds which he may expect to receive, contingent or otherwise, under the provisions hereof. In the event any person attempts to take any action contrary to this Section 14.4, such action shall be null and void and of no effect, and the Companies, the Plan Administrator, the Pension Fund Committee, the Trustee, the Investment Manager(s) and all persons having any interest in the Trust Fund and their Beneficiaries shall disregard such action and are not in any manner bound thereby, and they, and each of them, shall suffer no liability for any such disregard thereof, and shall be reimbursed on demand out of the Trust Fund or by the responsible Participant or Beneficiary for the amount of any loss, cost or expense incurred as a result of disregarding or of acting in disregard of such action. The preceding provisions of this
     Section 14.4 shall not apply to situations where a Participant is indebted to the Trust Fund. In cases where a Participant is indebted to the Trust Fund, the Trustee is permitted to levy against the Accrued Benefit of the Participant to the extent necessary to collect indebtedness owing from the Participant to the Trust Fund and any unpaid interest, late charges, or other amounts.

               (b)  Exception for Qualified Domestic Relations Orders.

                         (1) The nonalienation rule of Section 14.4(a) shall apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, except that Section 14.4(a) shall not apply if the Plan
          Administrator or his delegate determines that such order is a Qualified Domestic Relations Order. A
          Qualified Domestic Relations Order

                                   (A)  may not require payment

               (i) in a form other than as a single life annuity or other form available to the Participant, excluding, however, any joint and survivor annuity form under which survivor payments would be made to the recipient's subsequent spouse;

               (ii) to a recipient under such order of benefits which are required to be paid to another recipient under another such order previously filed with the Plan; or

               (iii) of increased benefits (determined on the basis of actuarial equivalents),

                                   (B)  but may require payment of benefits to
               the recipient under the order

               (i) at any time after the date of the order and on or after the Participant's Earliest Retirement Age (which may be determined in the case of a Participant who has attained age fifty (50) by assuming he has separated from service),

               (ii) as if the Participant's Benefit Commencement Date had occurred on the date on which such payment is to begin under such order (taking into account only the present benefits in which the Participant is then vested) and

               (iii)     in any form permitted under subparagraph
     (A)(i) above; provided, however, that such benefit shall be determined based on the life expectancy of the recipient.

                                   (2)  Upon receipt of a domestic relations
               order, the Plan Administrator or his delegate shall promptly notify the Participant and any other alternative payee of the receipt of such order and the Plan's procedures for determining the qualified status of domestic relations orders.

                                   (3)  Within a reasonable period after the
               receipt of a domestic relations order, the Plan
               Administrator or his delegate shall determine the qualified status of such order, and thereafter notify the Participant and each alternate payee of such determination. During any period in which the issue of whether a domestic relations order is a Qualified Domestic Relations Order is being determined by the Plan Administrator or his delegate, or if the Plan Administrator or his delegate has notice that the parties are attempting to rectify any deficiencies in the order, the Plan Administrator or his delegate shall segregate in a separate account in the Plan or in an escrow account the amounts which would have been payable to the alternate payee during such period if the order had been determined to be a Qualified Domestic Relations Order.

                                   (4)  If within 18 months after the date on
               which the first payment would be required to be made under an order, the order is determined to be a Qualified Domestic Relations Order, the Plan
               Administrator or his delegate shall pay the segregated amounts (plus interest thereon, if any) to the person or persons entitled thereto. If within such 18 month period (A) it is determined that the order is not a Qualified Domestic
               Relations Order or (B) the issue as to whether such order is a Qualified Domestic Relations Order is not resolved, the Plan Administrator or his delegate (unless under a restraining order prohibiting the disposition of benefits pending resolutions of a suit) shall pay the segregated amounts (plus interest thereon, if any) to the person or persons who would have been entitled to such amounts if there had been no order. Any determination that an order is a Qualified
               Domestic Relations Order which is made after the close of the 18 month period shall be applied prospectively only from the date of such determination.

                                   (5) For purposes of Section 414(p)(4)(A)(ii) of the Internal Revenue Code, the interest rate for determining the present value of any Accrued
               Benefit shall be the interest rate then in effect for determining the amount of contributions under the Plan.

                                   (6)  The Participant's Pension shall be
               appropriately adjusted to reflect any distribution made pursuant to a Qualified Domestic Relations
               Order.  In addition, if any Qualified Domestic
               Relations Order should require payment to any person prior to the retirement or other separation from service of a Participant, the portion of the benefits of such Participant payable to the alternate payee shall be actuarially reduced in accordance with Section 7.3 to reflect payment prior to Normal Retirement Date, regardless of whether such payment would have been paid as an Early Retirement Pension or other benefit providing an actuarial subsidy had the Participant actually retired.

     14.5 Trust Assets

     No Employee shall have any right to, or interest in, any assets of the Trust Fund upon termination of his employment or otherwise, except as provided from time to time under this Plan, and then only to the extent of the benefits payable under the Plan to such Employee out of the assets of the Trust Fund.

14.6 Responsibility of Fiduciaries

     The Plan Administrator, and the members of the Pension Fund Committee, together with their assistants and representatives who are Employees, shall be free from all liability for their acts and conduct in the administration of the Plan and Trust under the Trust Agreement, except for acts of willful misconduct or gross negligence; provided that the foregoing shall not relieve any of them from any responsibility or liability for any responsibility, obligation or duty that they may have under ERISA.

14.7 Indemnity by Companies

     In the event and to the extent not insured against by any insurance company under the provisions of any applicable insurance policy, the Companies shall indemnify, hold harmless and, if requested, defend the members of the boards of directors and officers of the Companies and other persons who are Employees, from and against any and all claims, demands, suits or proceedings in connection with the Plan or Trust under the Trust Agreement that may be brought by Employees, Participants or Beneficiaries or their legal representatives, or by any other person, corporation, entity, government or agency thereof and from and against any and all costs or other expenses, including but not limited to attorneys' fees incurred by such individuals in connection with such claims, demands, suits or proceedings; provided that such indemnification shall not apply to any such person for such person's acts of willful misconduct or gross negligence as determined by a no longer appealable final judgment of a court of competent jurisdiction.

14.8 Address for Notification; Inability to Locate Participants or Beneficiaries

               (a) Each Participant shall keep the Plan Administrator advised of his current address and the current address of each of his potential Beneficiaries. Any payment, distribution or communication hereunder addressed to a Participant or Beneficiary, at the last address filed with the Plan Administrator, or if no such address has been filed, then the last address indicated on the records of the Company in respect of the Participant, shall be deemed to have been delivered to the Participant or Beneficiary three
     (3) days after such distribution or communication is deposited in the United States Mail, postage prepaid.

               (b) If the Plan Administrator cannot, by making a reasonably diligent attempt by mail, locate either the Participant, his Beneficiary or contingent Beneficiary, as the case may be, within three (3) years following the date as of which the person's benefits become payable under the Plan, the total amount shall be forfeited and shall be used to reduce Company contributions under the Plan; provided, that if such person to whom a benefit is payable makes a claim in writing for such benefit after the expiration of the three (3) year period, the benefit shall be reinstated. In the event of such reinstatement, payment shall commence to such person in the same form and amount as initially applicable, commencing as soon as practicable after the Valuation Date coincident with or next following the date on which the Plan Administrator receives his written claim.

     14.9 Payment in Case of Incapacity

     In the event that the Plan Administrator shall find that any Participant or Beneficiary to whom a benefit is payable under this Plan is unable to manage his own affairs because of illness, accident, or other mental or physical incompetence, or is unable to give a valid receipt, the Plan Administrator may cause the payment becoming due to such Participant or Beneficiary to be paid to another person selected by the Plan Administrator in his sole discretion for the benefit of the Participant or Beneficiary without responsibility on the part of the Plan Administrator, the Pension Fund Committee, any Affiliated Company or the Trustee to follow the application of such payment; provided that if claim shall have been made therefor by an existing and duly appointed guardian, conservator, committee or other duly appointed legal representative, payment shall be made to such representative.
Any such payment shall be a payment for the account of the Participant or Beneficiary and shall operate as a complete discharge of all liability therefor under this Plan.

     14.10     Headings

     Article, Section and subsection headings are for convenient reference only and shall not be deemed to be a part of the substance of this instrument or in any way to enlarge or limit the contents of any Article.

14.11     Applicable Law

     Except as may otherwise specifically be required by the Trust Agreement, all legal questions pertaining to the Plan shall be determined in accordance with ERISA and, to the extent not preempted by federal law, the laws of the State of New York. All contributions made hereunder shall be deemed to have been made in New York.

14.12     Agent for Service

     The General Counsel of Saks & Company shall be the agent for service of any legal process upon this Plan.

     EXECUTED on ____________________, 1998, in New York, New
York.

                                                            SAKS & COMPANY



                                         By:__________________________
                                         Title:_______________________


                            Appendix A

     Unless otherwise expressly provided in the Plan, the following actuarial assumptions shall be used to determine benefits under the Plan.

     1.01 Reemployed Pensioners. For purposes of reducing the recomputed Pension of a Participant who is reemployed after receiving a Pension, as provided under Section 7.5(a) of the Plan, the following shall be used:

               (a)  Interest:  8.25%

               (b) Mortality: The 1971 Group Annuity Mortality Table projected to 1978 according to Scale E (males, 3 year setback).

     1.02 Pre-Retirement Surviving Spouse Annuity. For purposes of determining the reduction for coverage for a Pre-Retirement
Surviving Spouse Annuity under Section 8.4 of the Plan prior to
January 1, 1998, the following table shall apply:

         Months of Coverage Preceding              Monthly
            Normal Retirement Date               Percentage Rate
          -----------------------------        -----------------


     First 120 months (ages 55-64)           .041667% (1/2% per yr.)
     Next 120 months (ages 45-55)           .016667% (1/5% per yr.)
     Next 120 months (ages 35-45)           .008333% (1/10% per yr.)
          All preceding months                         No Reduction

provided that effective March 1, 1991, the following table shall apply:


        Months of Coverage Preceding                Montly
           Normal Retirement Date               Percentage Rate
         --------------------------          ---------------------
     First 60 months (ages 60-64)           .04l667% (0.50% per yr.)
     Next 60 months (ages 55-59)           .033333% (0.40% per yr.)
     Next 60 months (ages 50-54)           .025000% (0.30% per yr.)
     Next 60 months (ages 45-49)           .016667% (0.20% per yr.)
     Next 60 months (ages 40-44)           .008333% (0.10% per yr.)
     Next 60 months (ages 35-39)           .004167% (0.05% per yr.)
     All preceding months                         No reduction

     1.03 Single Sum Payments. For purposes of determining the present value of Accrued Benefits under Sections 8.2(d) and 8.5 of the Plan, the following factors shall be used -

               (a) Interest: With respect to benefits calculated prior to January 1, 1996, whichever of the following immediate or deferred interest rates (as the case may be) results in the smaller payment: (1) the interest rate that would be used by the Pension Benefit Guaranty corporation (the "PBGC") (as of the January 1 preceding or coincident with the Benefit Commencement Date) or (2) 120% of that interest rate, provided that the payment amount determined using the rate provided for in this item (2) may not be less than $25,000; and with respect to benefits calculated on and after January 1, 1996, the annual interest rate on 30-year Treasury Constant Maturities as published in Federal Reserve releases in effect for the second month before the first day of the Plan Year in which the annuity starting date occurs (which shall be the "stability period" for purposes of this Plan).

               (b) Mortality: With respect to benefits determined prior to January 1, 1996, the Mortality Table specified by the PBGC for males (set back two years), or such other table as the PBGC may publish from time to time for similar purposes on a unisex basis, to determine the present value of a lump sum distribution on plan termination, and with respect to benefits calculated on and after January 1, 1996, the Mortality Table set forth in Revenue Ruling 95-6, based on a blend of fifty percent (50%) of the male and female rates set forth in the 1983 Group Annuity Mortality Table as such Table may be updated or replaced in the future.

               (c) Expected Retirement Age: For distributions to Participants who terminate prior to satisfying the conditions under Section 6.2(a) or 6.2(b) - age 65; for Participants who terminate on or after their earliest retirement age - their age upon actual termination; for all others, age 55.

     1.04 Actuarial Equivalent of Amounts Received from GBI Profit Sharing Plan Upon Termination or Retirement. The reduction under Section 7.1(c) of the Plan for amounts distributed under the GBI Profit Sharing Plan upon termination or retirement shall be determined by crediting the Participant's Profit Sharing account balance from January 1, 1976 through December 31, 1984 with 5.50% interest compounded annually through December 31, 1984 and by 8.25% compounded annually thereafter through the Participant's Normal Retirement Date (or actual retirement date, if later), and thereupon by converting such amount to a full cash refund annuity based on the following factors determined as of the Participant's Normal Retirement Date (or actual retirement date, if later): (1) an interest rate of 8.25%, and (2) the 1971 CAM projected to 1978 according to Scale E (males, 3 year setback).

     1.05 All Other Equivalencies. For purposes of all calculations not expressly set forth in the Plan or this Appendix
A, the following shall be used:

               (a)  Interest:  The interest rate then in effect under
     Section 1.03 of this Appendix A.

               (b) Mortality. The mortality table then in effect under Section 1.03 of this Appendix A.


                            Appendix B
     The Plan Administrator shall be the highest-ranking corporate officer in the Human Resources Department.


                            Appendix C

     C1.1 Definitions.  For purposes of this Appendix C,

               (a) "Appendix C Participant" means a Participant who meets the definition of Continued Employee under Section
     1.15 of the Plan but who did not have an accrued benefit under the Prior Plan as of July 2, 1990 solely because of a failure to meet as of July 2, 1990 the requirement in
     Section 2.01(b) of the Prior Plan that he complete one
     Eligibility Year of Service.

               (b) "Covered Compensation" means the amount determined in accordance with the following table:

               CALENDAR YEAR                COVERED
                OF BIRTH                 COMPENSATION
            ----------------             ---------------
                  1907                      $ 4,488
                  1908                      $ 4,704
                  1909                      $ 5,004
                  1910                      $ 5,316
                  1911                      $ 5,664
                  1912                      $ 6,060
                  1913                      $ 6,480
                  1914                      $ 7,044
                  1915                      $ 7,692
                  1916                      $ 8,460
                  1917                      $ 9,300
                  1918                      $10,236
                  1919                      $11,232
                  1920                      $12,276
                  1921                      $13,368
                  1922                      $14,520
                  1923                      $15,708
                  1924                      $16,968
                  1925                      $18,228
                  1926                      $19,476
                  1927                      $20,724
                  1928                      $21,972
                  1929                      $23,208
                  1930                      $24,444
                  1931                      $25,680
                  1932                      $26,916
                  1933                      $28,152
                  1934                      $29,388
                  1935                      $30,612
                  1936                      $31,800
                  1937                      $32,988
                  1938                      $35,280
                  1939                      $36,432
                  1940                      $37,572
                  1941                      $38,688
                  1942                      $39,756
                  1943                      $40,752
                  1944                      $41,712
                  1945                      $42,648
                  1946                      $43,548
                  1947                      $44,412
                  1948                      $45,132
                  1949                      $45,768
                  1950                      $46,284
                  1951                      $46,740
                  1952                      $47,088
                  1953                      $47,376
                  1954                      $47,616
                  1955                      $47,904
               1956 OR LATER                $48,000

     C1.2 1989 Benefit. Subject to the limitations of Sections 7.4, 7.5, 7.7 and 7.8 of the Plan, if an Appendix C Participant completed 1000 Hours of Service as an Eligible Employee during calendar year 1989, such Appendix C Participant shall have included in the calculation of his Normal Retirement Pension, computed in the normal form specified in Section 8.1(a) of the Plan and payable commencing on the date specified in Section 6.1 of the Plan, an annual amount equal to the sum of

               (a) 1% of his Compensation during calendar year 1989, and

               (b) .5% of the excess of his Compensation during calendar year 1989 over his Covered Compensation.

     C1.3 Pre-July 2, 1990 Benefit. Subject to the limitations of Sections 7.4, 7.5, 7.7 and 7.8 of the Plan, if an Appendix C Participant completed 1000 Hours of Service as an Eligible Employee during calendar year 1990, such Appendix C Participant shall have included in the calculation of his Normal Retirement Pension, computed in the normal form specified in Section 8.1(a) of the Plan and payable commencing on the date specified in
Section 6.1 of the Plan, an annual amount equal to 1% of his Compensation for the period from January 1, 1990 to July 1, 1990.